UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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VIVANI MEDICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Vivani Medical, Inc.

5858 Horton Street, Suite 280

Emeryville, California 94608

April 18, 2023

Dear Stockholder:

It is my pleasure to invite you to attend Vivani Medical, Inc.’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on June 15, 2023, at 10:00 a.m. Pacific Time. The Annual Meeting will be held entirely online live via audio webcast. You will be able to attend and participate in the Annual Meeting online by first registering at www.proxydocs.com/VANI, where you will be able to listen to the Annual Meeting live, submit questions and vote.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

Your vote is important. Whether or not you expect to attend the Annual Meeting online, please date, sign and return your proxy card in the enclosed envelope or vote by using the Internet or by telephone according to the instructions in the proxy statement to assure that your shares will be represented and voted at the Annual Meeting. If you attend the Annual Meeting and follow the instructions in the proxy statement, you may vote your shares electronically during the Annual Meeting even though you have previously voted by proxy. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your broker, bank, trustee or other nominee to vote your shares. Details about how to attend the Annual Meeting online and how to submit questions and cast your votes are posted at www.proxydocs.com/VANI and can be found in the proxy statement in the section entitled “About the Annual Meeting: Questions and Answers about this Proxy Material and Voting — How can I participate in the Annual Meeting? and How do I vote and what are the voting deadlines?”

On behalf of your Board of Directors, thank you for your continued support and interest.

Sincerely,

/s/ Adam Mendelsohn
Adam Mendelsohn
Chief Executive Officer

VIVANI MEDICAL, INC.

5858 Horton Street, Suite 280

Emeryville, California 94608

(818) 833-5000

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 15, 2023

To the Stockholders of Vivani Medical, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Vivani Medical, Inc., a California corporation (the “Company”), on June 15, 2023, at 10:00 a.m. Pacific Time. The Annual Meeting will be held entirely online live via audio webcast. You will be able to attend and participate in the Annual Meeting online by visiting www.proxydocs.com/VANI, where you will be able to listen to the Annual Meeting live, submit questions, and vote. There will not be a physical location for the Annual Meeting. The Annual Meeting will be held for the following purposes:

1.	Proposal No. 1: To elect the five directors from the nominees named in the accompanying proxy statement to hold office for the ensuing year and until their successors are duly elected and qualified;

2.	Proposal No. 2: To ratify the selection by the Audit Committee of the Board of Directors the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	Proposal No. 3: To approve a proposed reincorporation pursuant to which the Company will change the state of its incorporation from California to Delaware;

4.	Proposal No. 4A: To approve a provision of the Delaware Charter disallowing cumulative voting;

5.	Proposal No. 4B: To approve a provision of the Delaware Charter limiting the Company’s stockholders’ right to remove directors without cause;

6.	Proposal No. 4C: To approve a provision of the Delaware Bylaws permitting only the Board to call special meetings;

7.	Proposal No. 4D: To approve provisions of the Delaware Charter and Bylaws disallowing action by written consent of stockholders;

8.	Proposal No. 4E: To approve a provision of the Delaware Charter providing that, unless Vivani Delaware consents in writing to the selection of an alternate forum, certain intra-corporate claims may be brought exclusively in the Delaware Court of Chancery (or, if such court lacks subject matter jurisdiction, the other state or federal courts in the State of Delaware);

9.	Proposal No. 4F: To approve a provision of the Delaware Charter requiring any complaint asserting a cause of action under the Securities Act to be brought exclusively in the federal district courts of the United States, unless the Company consents in writing to the selection of an alternative forum;

10.	Proposal No. 5: To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

This year, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to our stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can vote using the Internet, by telephone or at the virtual Annual Meeting via live webcast, and how you can request and receive, free of charge, a printed copy of our proxy materials. All stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail. The Proxy Statement accompanying this Notice describes each of these items of business in detail. Our Board of Directors has fixed the close of business on April 18, 2023 as the record date (the “Record Date”) for the Annual Meeting. Only stockholders of record as of that date are entitled to notice of and to vote at the Annual Meeting. Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. It is important that your shares are represented and voted at the Annual Meeting. We urge you to authorize your proxy in advance by following the instructions printed on it.

By Order of the Board of Directors

/s/ Adam Mendelsohn
Adam Mendelsohn
Chief Executive Officer

Dated: April 18, 2023

TABLE OF CONTENTS

THE PROXY PROCEDURE	5
ABOUT THE ANNUAL MEETING: QUESTIONS AND ANSWERS	7
GOVERNANCE OF THE COMPANY	13
PROPOSAL No. 1 — ELECTION OF DIRECTORS	17
PROPOSAL No. 2 — RATIFy ON ADVISORY BASIS the APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
PROPOSAL NO. 3 — REINCORPORATION FROM CALIFORNIA TO DELAWARE	22
GOVERNANCE PROVISIONS OF THE COMPANY’S CERTIFICATE OF INCORPORATION AND BYLAWS RELATING TO THE REINCORPORATION	29
PROPOSAL NO. 4A: PROVISION OF THE DELAWARE CHARTER DISALLOWING CUMULATIVE VOTING.	30
PROPOSAL NO. 4B: PROVISION OF THE DELAWARE CHARTER LIMITING THE COMPANY’S STOCKHOLDERS’ RIGHT TO REMOVE DIRECTORS WITHOUT CAUSE.	30
PROPOSAL NO. 4C: PROVISION OF THE DELAWARE BYLAWS PERMITTING ONLY THE BOARD TO CALL SPECIAL MEETINGS.	31
PROPOSAL NO. 4D: PROVISIONS OF THE DELAWARE CHARTER AND BYLAWS DISALLOWING ACTION BY WRITTEN CONSENT OF STOCKHOLDERS.	31
PROPOSAL NO. 4E: PROVISION OF THE DELAWARE CHARTER PROVIDING THAT, UNLESS VIVANI DELAWARE CONSENTS IN WRITING TO THE SELECTION OF AN ALTERNATE FORUM, CERTAIN INTRA-CORPORATE CLAIMS MAY BE BROUGHT EXCLUSIVELY IN THE DELAWARE COURT OF CHANCERY (OR, IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, THE OTHER STATE OR FEDERAL COURTS IN THE STATE OF DELAWARE).	32
PROPOSAL NO. 4F: PROVISION OF THE DELAWARE CHARTER REQUIRING ANY COMPLAINT ASSERTING A CAUSE OF ACTION UNDER THE SECURITIES ACT TO BE BROUGHT EXCLUSIVELY IN THE FEDERAL DISTRICT COURTS OF THE UNITED STATES, UNLESS THE COMPANY CONSENTS IN WRITING TO THE SELECTION OF AN ALTERNATIVE FORUM.	33
PROPOSAL NO. 5 — NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	39
EXECUTIVE OFFICERS	40
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	48
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	50
STOCKHOLDER PROPOSALS	52
STOCKHOLDER MATTERS	53
DELINQUENT SECTION 16(a) REPORTS	54
REPORT OF the AUDIT COMMITTEE	55
APPENDIX A – PLAN OF CONVERSION
APPENDIX B – DELAWARE CERTIFICATE OF INCORPORATION
APPENDIX C – DELAWARE BYLAWS

THE PROXY PROCEDURE

Our board of directors solicits your proxy for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”), and for any postponement or adjournment of the Annual Meeting, for the purposes described in the “Notice of Annual Meeting of Stockholders.” The table below shows some important details about the Annual Meeting and voting. Additional information is available in the “About the Annual Meeting: Questions and Answers” section of the proxy statement immediately below the table. We use the terms “Vivani,” “the Company,” “we,” “our” and “us” in this Proxy Statement to refer to Vivani Medical, Inc., a California corporation.

This Proxy Statement and the accompanying proxy card are first being delivered, on or about April 28, 2023, to owners of shares of common stock of Vivani Medical, Inc. in connection with the solicitation of proxies by our board of directors (“Board”) for our Annual Meeting to be held on June 15, 2023 at 10:00 a.m. Pacific Time online at www.proxydocs.com/VANI. The Annual Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. This proxy procedure permits all stockholders to vote their shares at the Annual Meeting. Our Board encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting

This proxy statement and the 2022 Annual Report are available for viewing, printing and downloading at www.proxydocs.com/VANI and on the “Investors” section of our website at www.vivani.com. Certain documents referenced in the proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this Proxy Statement.

Meeting Details	June 15, 2023, 10:00 a.m. Pacific Time
Virtual Meeting	To participate in the Annual Meeting virtually via the Internet, please visit: www.proxydocs.com/VANI. To access the Annual Meeting, you will need the 12-digit control number included on your Notice of Internet Availability of Proxy Materials, included on your proxy card, or provided through your broker. Stockholders will be able to vote and submit questions during the Annual Meeting.
Record Date	April 18, 2023
Shares Outstanding	There were 50,788,699 shares of common stock outstanding and entitled to vote as of the Record Date.
Eligibility to Vote	Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share held as of the Record Date.
Quorum	A majority of the shares of common stock outstanding and entitled to vote, by proxy or via live webcast, as of the Record Date constitutes a quorum. A quorum is required to transact business at the Annual Meeting.
Voting Methods	Stockholders whose shares are registered in their names with Vstock Transfer, LLC, our transfer agent (referred to as “Stockholders of Record”) may vote by proxy via the Internet, phone, or mail by following the instructions on the accompanying proxy card. Stockholders of Record may also vote at the virtual Annual Meeting. Stockholders whose shares are held in “street name” by a broker, bank or other nominee (referred to as “Beneficial Owners”) must follow the voting instructions provided by their brokers or other nominees. See “What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?” and “How do I vote and what are the voting deadlines?” below for additional information.

Inspector of Elections	We will appoint an independent Inspector of Elections to determine whether a quorum is present, and to tabulate the votes cast by proxy or at the Annual Meeting via live webcast.
Voting Results	We will announce preliminary results at the Annual Meeting. We will report final results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) and post results at www.vivani.com as soon as practicable after the Annual Meeting.
Proxy Solicitation Costs	We will bear the costs of soliciting proxies from our stockholders. These costs include preparing, assembling, printing, mailing and distributing notices, proxy statements, proxy cards and Annual Reports. Our directors, officers and other employees may solicit proxies personally or by telephone, e-mail or other means of communication, and we will reimburse them for any related expenses. We will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the Beneficial Owners of the shares that the nominees hold in their names.

ABOUT THE ANNUAL MEETING: QUESTIONS AND ANSWERS

What matters am I voting on?

You will be voting on:

●	A proposal to elect five directors to hold office until the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) or until their successors are duly elected and qualified;

●	A proposal to ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

●	A proposal to approve the reincorporation pursuant to which the Company will change the state of its incorporation from California to Delaware;

●	A proposal to approve a provision of the Delaware Charter disallowing cumulative voting;

●	A proposal to approve a provision of the Delaware Charter limiting the Company’s stockholders’ right to remove directors without cause;

●	A proposal to approve a provision of the Delaware Bylaws permitting only the Board to call special meetings;

●	A proposal to approve provisions of the Delaware Charter and Bylaws disallowing action by written consent of stockholders;

●	A proposal to approve a provision of the Delaware Charter providing that, unless Vivani Delaware consents in writing to the selection of an alternate forum, certain intracorporate claims may be brought exclusively in the Delaware Court of Chancery (or, if such court lacks subject matter jurisdiction, the other state or federal courts in the State of Delaware);

●	A proposal to approve a provision of the Delaware Charter requiring any complaint asserting a cause of action under the Securities Act to be brought exclusively in the federal district courts of the United States, unless the Company consents in writing to the selection of an alternative forum;

●	A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and

●	Any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote:

●	FOR the election of the five directors nominated by our board of directors and named in this Proxy Statement as directors to serve for one-year terms;
●	FOR the ratification of the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
●	FOR the approval of reincorporation pursuant to which the Company will change the state of its incorporation from California to Delaware;
●	FOR the approval of a provision of the Delaware Charter disallowing cumulative voting;
●	FOR the approval of a provision of the Delaware Charter limiting the Company’s stockholders’ right to remove directors without cause;
●	FOR the approval of a provision of the Delaware Bylaws permitting only the Board to call special meetings;
●	FOR the approval of provisions of the Delaware Charter and Bylaws disallowing action by written consent of stockholders;
●	FOR the approval of a provision of the Delaware Charter providing that, unless Vivani Delaware consents in writing to the selection of an alternate forum, certain intracorporate claims may be brought exclusively in the Delaware Court of Chancery (or, if such court lacks subject matter jurisdiction, the other state or federal courts in the State of Delaware);
●	FOR the approval of a provision of the Delaware Charter requiring any complaint asserting a cause of action under the Securities Act to be brought exclusively in the federal district courts of the United States, unless the Company consents in writing to the selection of an alternative forum; and
●	FOR, on a non-binding advisory basis, the approval of the compensation of our named executive officers.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

Instead of mailing printed copies to each of our stockholders, we have elected to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of our proxy materials by sending the Notice of Internet Availability of Proxy Materials, or the Notice, which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about April 28, 2023, we mailed the Notice to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, each of which is available at www.proxydocs.com/VANI. The Notice also provides instructions on how to vote your shares through the Internet, by telephone, by mail or virtually at the Annual Meeting.

What is the purpose of complying with the SEC’s “notice and access” rules?

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of our Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board does not intend to bring any other matters to be voted on at the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for action at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. You may also cumulate your votes with respect to the election of directors. See “Is cumulative voting permitted with respect to the election of directors” below.

A complete list of the stockholders entitled to vote at the Annual Meeting will be available at our headquarters, located at 5858 Horton Street, Suite 280, Emeryville, CA 94608, during regular business hours for the ten days prior to the Annual Meeting. This list will also be available during the Annual Meeting at this location. Stockholders may examine the list for any legally valid purpose related to the Annual Meeting.

Is cumulative voting permitted with respect to the election of directors?

Yes. You may choose to cumulate your vote in the election of directors. Cumulative voting applies only to the election of directors and allows you to allocate among the director nominees, as you see fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares you hold. For example, if you own 100 shares of stock and there are five directors to be elected at the Annual Meeting, you may allocate 500 “FOR” votes (5 times 100) among as few or as many of the five nominees to be voted on at the Annual Meeting as you choose. You may not cumulate your votes withheld against a nominee.

If you are a stockholder of record and choose to cumulate your votes, you will need to submit a proxy card and make an explicit statement of your intent to cumulate your votes by so indicating in writing on the proxy card. If you hold shares beneficially through a broker, trustee or other nominee and wish to cumulate votes, you should contact your broker, trustee or nominee.

If you vote by proxy card or voting instruction card and sign your card with no further instructions, Adam Mendelsohn or Brigid Makes, as proxy holders, may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you withheld a vote.

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?

Stockholders of Record. If, at the close of business on the Record Date, your shares are registered directly in your name with Vstock Transfer, LLC, our transfer agent, you are considered the Stockholder of Record with respect to those shares. As the Stockholder of Record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the Annual Meeting via live webcast.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, you are considered the Beneficial Owner of shares held in “street name.” As the Beneficial Owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. In general, if you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee may, in its discretion, vote your shares with respect to routine matters (e.g., the ratification of the appointment of our independent auditor), but may not vote your shares with respect to any non-routine matters (e.g., the election of directors). Please see “What if I do not specify how my shares are to be voted?” for additional information.

How can I participate in the Annual Meeting?

Our stockholders may participate in the Annual Meeting by visiting the following website: www.proxydocs.com/VANI. You will need the 12-digit control number included on your proxy card to attend and vote at the Annual Meeting. If you are the Beneficial Owner of your shares, your 12-digit control number may be included in the voting instructions form that accompanied your proxy materials. If your nominee did not provide you with a 12-digit control number in the voting instructions form that accompanied your proxy materials, you may be able to log onto the website of your nominee prior to the start of the Annual Meeting, which will automatically populate your 12-digit control number in the virtual Annual Meeting interface. Stockholders who have obtained a 12-digit control number as described above may vote or submit questions while participating in the live webcast of the Annual Meeting. However, even if you plan to attend the Annual Meeting virtually, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting via live webcast.

How do I vote and what are the voting deadlines?

Stockholders of Record. Stockholders of Record can vote by proxy or by attending the Annual Meeting virtually by visiting www.proxydocs.com/VANI, where votes can be submitted via live webcast. If you vote by proxy, you can vote by Internet, telephone or by mail as described below.

●	You may vote via the Internet or by telephone. To vote via the Internet or by telephone, follow the instructions provided in the Notice or in the proxy card that accompanies this proxy statement. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 14, 2023. Alternatively, you may request a printed proxy card by following the instructions provided in the Notice.
●	You may vote by mail. If you would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this Proxy Statement and promptly mail it in the enclosed postage-paid envelope so that it is received no later than June 14, 2023. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named on the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named on the proxy card will vote the shares you own in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR each of Proposal Nos. 1, 2, 3, 4A, 4B, 4C, 4D, 4E, 4F, and 5.
●	You may vote at the Annual Meeting. If you choose to vote at the Annual Meeting virtually, you will need the 12-digit control number included on your Notice or on your proxy card. If you are the beneficial owner of your shares, your 12-digit control number may be included in the voting instructions form that accompanied your proxy materials. If your nominee did not provide you with a 12-digit control number in the voting instructions form that accompanied your proxy materials, you may be able to log onto the website of your nominee prior to the start of the Annual Meeting, on which you will need to select the stockholder communications mailbox link through to the Annual Meeting, which will automatically populate your 12-digit control number in the virtual Annual Meeting interface. The method you use to vote will not limit your right to vote at the virtual Annual Meeting. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

Beneficial Owners. If you are the Beneficial Owner of shares held of record by a broker or other nominee, you will receive voting instructions from your broker or other nominee. You must follow the voting instructions provided by your broker or other nominee in order to instruct your broker or other nominee how to vote your shares. The availability of telephone and Internet voting options will depend on the voting process of your broker or other nominee. As discussed above, if you received your 12-digit control number in the voting instructions form that accompanied your Notice or your proxy materials, or if you are able to link through to the Annual Meeting from the website of your nominee and populate your 12-digit control number in the virtual Annual Meeting interface, you will be able to vote virtually at the Annual Meeting.

May I change my vote or revoke my proxy?

Stockholders of Record. If you are a Stockholder of Record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

●	entering a new vote by Internet or telephone;
●	signing and returning a new proxy card with a later date;
●	delivering a written revocation to our Secretary at the address listed on the front page of this proxy statement; or

●	attending the Annual Meeting and voting via live webcast.

Beneficial Owners. If you are the beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named on the proxy card have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors (as shown on the first page of the proxy statement). If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a Stockholder of Record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

●	FOR the election of the five directors nominated by our board of directors and named in this Proxy Statement as directors to serve for one-year terms (Proposal No. 1);
●	FOR the ratification of the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023(Proposal No. 2);
●	FOR the approval of the reincorporation pursuant to which the Company will change the state of its incorporation from California to Delaware (Proposal No. 3);
●	FOR the approval of a provision of the Delaware Charter disallowing cumulative voting (Proposal No. 4A);
●	FOR the approval of a provision of the Delaware Charter limiting the Company’s stockholders’ right to remove directors without cause (Proposal No. 4B);
●	FOR the approval of a provision of the Delaware Bylaws permitting only the Board to call special meetings (Proposal No. 4C);
●	FOR the approval of provisions of the Delaware Charter and Bylaws disallowing action by written consent of stockholders (Proposal No. 4D);
●	FOR the approval of a provision of the Delaware Charter providing that, unless Vivani Delaware consents in writing to the selection of an alternate forum, certain intracorporate claims may be brought exclusively in the Delaware Court of Chancery (or, if such court lacks subject matter jurisdiction, the other state or federal courts in the State of Delaware) (Proposal No. 4E);
●	FOR the approval of a provision of the Delaware Charter requiring any complaint asserting a cause of action under the Securities Act to be brought exclusively in the federal district courts of the United States, unless the Company consents in writing to the selection of an alternative forum (Proposal No. 4F);
●	FOR, on a non-binding advisory basis, the approval of the compensation of our named executive officers (Proposal No. 5); and
In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you are a Beneficial Owner and you do not provide your broker or other nominee that holds your shares with voting instructions, your broker or other nominee will determine if it has discretion to vote on each matter. In general, brokers and other nominees do not have discretion to vote on non-routine matters. Each of Proposal No. 1 (election of directors), Proposal No. 3 (reincorporation to change the Company’s state of incorporation from California to Delaware), Proposal No. 4A (provision of the Delaware Charter disallowing cumulative voting), Proposal No. 4B (provision of the Delaware Charter limiting the Company’s stockholders’ right to remove directors without cause), Proposal No. 4C (provision of the Delaware Bylaws permitting only the Board to call special meetings), Proposal No. 4D (provisions of the Delaware Charter and Bylaws disallowing action by written consent of stockholders), Proposal No. 4E (provision of the Delaware Charter providing that, unless Vivani Delaware consents in writing to the selection of an alternate forum, certain intra-corporate claims may be brought exclusively in the Delaware Court of Chancery (or, if such court lacks subject matter jurisdiction, the other state or federal courts in the State of Delaware)), Proposal No. 4F (provision of the Delaware Charter requiring any complaint asserting a cause of action under the Securities Act to be brought exclusively in the federal district courts of the United States, unless the Company consents in writing to the selection of an alternative forum) and Proposal No. 5 (endorsement of executive compensation) is a non-routine matter, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee cannot vote your shares with respect to Proposal Nos. 1, 3, 4A to 4F and 5, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, by proxy or at the Annual Meeting via live webcast, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were at total of 50,788,699 shares of common stock outstanding, which means that at least 25,394,351 shares of common stock must be represented by proxy or virtually via live webcast at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

Abstentions and broker non-votes will be counted towards the quorum requirement.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum.

The outcome of Proposal No. 1 (election of directors) will be determined by a plurality of the voting power of the shares represented and voting at the Annual Meeting, thus abstentions will have no impact on the outcome of the proposal as long as a quorum exists. The outcome of Proposal Nos. 2 and 5 will be determined by the affirmative vote of a majority of the shares of common stock represented and voting at the Annual Meeting if the quorum is present, thus abstentions will have no effect, unless there are insufficient votes in favor of the proposal, such that the affirmative votes constitute less than a majority of the required quorum. In such cases, abstentions will have the same effect as a vote against such proposals. The outcome of Proposal Nos. 3, 4A, 4B, 4C, 4D, 4E, and 4F will be determined by the affirmative vote of a majority of the outstanding shares of common stock entitled to vote, thus abstentions will have the same effect as a vote against such proposals.

A broker non-vote occurs when a broker or other nominee holding shares for a Beneficial Owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the Beneficial Owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not affect the outcome of the vote on Proposal Nos. 1, 2, 3, 4A to 4F or 5.

How many votes are needed for approval of each proposal?

Proposal	Vote Required	Effect of Abstentions	Routine or non-routine Broker Non-Votes
Proposal No. 1—Election of directors	Plurality of votes cast	No effect	This is not a routine matter. Broker non-votes will have no effect.
Proposal No. 2—Ratification of the appointment of the independent registered public accounting firm	Affirmative vote of a majority of the shares of common stock represented and voting at the annual meeting if the quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum)	Will have no effect, unless there are insufficient votes in favor of the proposal, such that the affirmative votes constitute less than a majority of the required quorum. In such cases, abstentions will have the same effect as a vote against such proposals.	This is a routine matter. Broker non-votes are not expected.
Proposal No. 3—Reincorporation from California to Delaware	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote	Same effect as an “Against” vote	This is not a routine matter. Broker non-votes will have the same effect as an “Against” vote.
Proposal No. 4A— Provision of the Delaware Charter disallowing cumulative voting	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote	Same effect as an “Against” vote	This is not a routine matter. Broker non-votes will have the same effect as an “Against” vote.
Proposal No. 4B—Provision of the Delaware Charter limiting the Company’s stockholders’ right to remove directors without cause	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote	Same effect as an “Against” vote	This is not a routine matter. Broker non-votes will have the same effect as an “Against” vote.
Proposal No. 4C—Provision of the Delaware Bylaws permitting only the Board to call special meetings	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote	Same effect as an “Against” vote	This is not a routine matter. Broker non-votes will have the same effect as an “Against” vote.
Proposal No. 4D— Provisions of the Delaware Charter and Bylaws disallowing action by written consent of stockholders	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote	Same effect as an “Against” vote	This is not a routine matter. Broker non-votes will have the same effect as an “Against” vote.
Proposal No. 4E—Provision of the Delaware Charter providing that, unless Vivani Delaware consents in writing to the selection of an alternate forum, certain intracorporate claims may be brought exclusively in the Delaware Court of Chancery (or, if such court lacks subject matter jurisdiction, the other state or federal courts in the State of Delaware)	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote	Same effect as an “Against” vote	This is not a routine matter. Broker non-votes will have the same effect as an “Against” vote.
Proposal No. 4F—Provision of the Delaware Charter requiring any complaint asserting a cause of action under the Securities Act to be brought exclusively in the federal district courts of the United States, unless the Company consents in writing to the selection of an alternative forum	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote	Same effect as an “Against” vote	This is not a routine matter. Broker non-votes will have the same effect as an “Against” vote.
Proposal No. 5—Endorsement of the compensation of executive officers	Affirmative vote of a majority of the shares of common stock represented and voting at the annual meeting if the quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum)	No effect, unless there are insufficient votes in favor of the proposal, such that the affirmative votes constitute less than a majority of the required quorum. In such cases, abstentions will have the same effect as a vote against such proposals.	This is not a routine matter. Broker non-votes will have no effect.

With respect to Proposal No. 1, you may vote (i) FOR any or all of the nominees, or (ii) WITHHOLD your vote as to any or all nominees. The five nominees receiving the most FOR votes will be elected. Cumulative voting is permitted with respect to the election of directors. See “Is cumulative voting permitted with respect to the election of directors?” above. If you WITHHOLD your vote as to all nominees, your vote will be treated as if you had ABSTAINED from voting on Proposal No. 1, and your abstention will have no effect on the outcome of the vote.

If you ABSTAIN from voting on Proposal Nos. 2 or 5, the abstention will have no effect, unless there are insufficient votes in favor of the proposal, such that the affirmative votes constitute less than a majority of the required quorum. In such cases, abstentions will have the same effect as a vote against such proposals.

If you ABSTAIN from voting on Proposals Nos. 3, 4A, 4B, 4C, 4D, 4E, or 4F, the abstention will have the same effect as a vote AGAINST the proposal.

How are proxies solicited for the Annual Meeting and who is paying for the solicitation?

The board of directors is soliciting proxies for use at the Annual Meeting by means of this proxy statement. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers and other nominees to forward to the Beneficial Owners of the shares held of record by the brokers or other nominees. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to Beneficial Owners.

This solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Vivani or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Will members of the board of directors attend the Annual Meeting?

We encourage our board members to attend the Annual Meeting. Because this year’s Annual Meeting will be completely virtual, those board members who do attend will not be available to answer questions from stockholders.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders of Record who participate in householding will be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that Vivani only send a single copy of the next year’s Notice and, if applicable, the proxy materials, you may contact us as follows:

Vivani Medical, Inc.
5858 Horton Street, Suite 280

Emeryville, CA 94608
(818) 833-5000

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Further Questions

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact Adam Mendelsohn, our Chief Executive Officer at adam.mendelsohn@vivani.com.

GOVERNANCE OF THE COMPANY

Our business, property and affairs are managed by, or under the direction of, our Board, in accordance with the California Corporations Code and our Bylaws. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other key members of management, by reviewing materials provided to them by management, and by participating in regular and special meetings of the Board and its Committees. Stockholders may communicate with the members of the Board, either individually or collectively, or with any independent directors as a group by writing to the Board at 5858 Horton Street, Suite 280, Emeryville, CA 94608. These communications will be reviewed by the office of the Corporate Secretary who, depending on the subject matter, will (a) forward the communication to the director or directors to whom it is addressed or who is responsible for the topic matter, (b) attempt to address the inquiry directly (for example, where it is a request for publicly available information or a stock related matter that does not require the attention of a director), or (c) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each meeting of the Nominating and Governance Committee, the Corporate Secretary presents a summary of communications received and will make those communications available to any director upon request.

Independence of Directors

The Nasdaq Marketplace Rules require a majority of a listed company’s Board of Directors to be comprised of independent directors. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act.

Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other Board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has reviewed the composition of our Board of Directors and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that each of the directors currently serving on the Board with the exception of Adam Mendelsohn who is employed as Chief Executive Officer of the Company, and Aaron Mendelsohn, who is Adam Mendelsohn’s father, are independent directors under NASDAQ’s rules.

Our Board of Directors also determined that the directors who serve on our audit committee, our compensation committee, and our nominating and corporate governance committee satisfy the independence standards for such committees established by the SEC and the Nasdaq Marketplace Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Diversity

Our Nominating and Governance Committee believes that backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities. Although the Nominating and Corporate Governance Committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board, the Nominating and Corporate Governance Committee is committed to creating a Board that promotes our strategic objectives and fulfills its responsibilities to our stockholders, and considers diversity (including diversity of gender, race, ethnicity, age, sexual orientation and gender identity) education, professional experience, and differences in viewpoints and skills when evaluating proposed director candidates.

We comply with Nasdaq Rule 5605 by having one diverse director who self-identifies as female. As required by Nasdaq Rule 5606, we are providing additional information about the gender and demographic diversity of our directors in the format required by such rule. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification.

Board Diversity Matrix (As of April 14, 2023)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board Meetings and Committees of our Board

The Board has three standing committees each of which has the composition described below and responsibilities that satisfy the independence standards of the Securities Exchange Act of 1934 and NASDAQ’s rules: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. During the year ended December 31, 2022, the Board held 7 meetings, the Audit Committee held 4 meetings, the Compensation Committee held 4 meetings, and the Nominating and Governance Committee held 1 meeting that was conducted through unanimous written consent. Each of our directors attended 75% of the combined Board meetings and meetings of the Board committees of which they are a member. We do not have a policy with regard to Board attendance at the Annual Meeting.

Committees of the Company’s Board of Directors

Our Board of Directors has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee, each of which has the composition and the responsibilities described below.

Audit Committee

The Audit Committee is comprised of Dean Baker, as chair, Gregg Williams and Alexandra Larson, each of whom is “independent” as defined under section 5605(a)(2) of the Nasdaq Listing Rules. In addition, the board of directors has determined that Mr. Baker is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. The role of the Audit Committee is to:

●	oversee management’s preparation of Vivani’s financial statements and management’s conduct of the accounting and financial reporting processes;

●	oversee management’s maintenance of internal controls and procedures for financial reporting;

●	oversee Vivani’s compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

●	select a firm to serve as the independent registered public accounting firm to audit Vivani’s financial statements;

●	oversee the independent auditor’s qualifications and independence;

●	oversee the performance of the independent auditors, including the annual independent audit of Vivani’s financial statements;

●	prepare the report required by the rules of the SEC to be included in Vivani’s Proxy Statement; and

●	discharge such duties and responsibilities as may be required of the Committee by the provisions of applicable law, rule or regulation.

A copy of the charter of the Audit Committee is available on our website at www.vivani.com (under “Investors – Governance”).

Compensation Committee

The Compensation Committee is comprised of Dean Baker, as chair, Alexandra Larson and Gregg Williams, each of whom we deem to be “independent” as defined in section 5605(a)(2) of the Nasdaq Listing Rules.

The role of the Compensation Committee is to:

●	review annually Vivani’s overall compensation strategy, including base salary, incentive compensation and equity-based grants, to assure that it promotes stockholder interests and supports Vivani’s strategic and tactical objectives;

●	review annually and approve the factors to be considered in determining the compensation of the Chief Executive Officer of Vivani and Vivani’s other executive officers;

●	review, approve and recommend to the Board the annual compensation (base salary, bonus, equity compensation and other benefits) for Vivani’s Chief Executive Officer and other executive officers;

●	review, approve and recommend to the Board the annual compensation (base salary, bonus, equity compensation and other benefits) for all of Vivani’s executive officers;

●	review, annually, and, if necessary, approve or recommend to the Board the aggregate number of equity awards to be granted to employees below the executive level;

●	oversee Vivani’s compliance with regulatory requirements associated with compensation matters; and

●	prepare certain portions of Vivani’s annual Proxy Statement, including an annual report on executive compensation.

A copy of the charter of the Compensation Committee is available on Vivani’s website at www.vivani.com (under “Investors—Governance”).

The Compensation Committee may form and delegate a subcommittee consisting of one or more members to perform the functions of the Compensation Committee. The Compensation Committee may engage outside advisers, including outside auditors, attorneys and consultants, as it deems necessary to discharge its responsibilities. The Compensation Committee has sole authority to retain and terminate any compensation expert or consultant to be used to provide advice on compensation levels or assist in the evaluation of director, President/Chief Executive Officer or senior executive compensation, including sole authority to approve the fees of any expert or consultant and other retention terms. In addition, the Compensation Committee considers, but is not bound by, the recommendations of Vivani’s Chief Executive Officer with respect to the compensation packages of our other executive officers.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee is comprised of Gregg Williams, as chair, Dean Baker and Alexandra Larson, each of whom we deemed to be “independent” as defined in section 5605(a)(2) of the Nasdaq Listing Rules.

The role of the Nominating and Governance Committee is to:

●	evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;

●	determine the desired skills and attributes of members of the Board, considering the needs of the business and listing standards;

●	establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to Vivani, Vivani’s management, and operations;

●	review planning for succession to the position of Chairman of the Board and Chief Executive Officer and other senior management positions;

●	annually recommend to the Board persons to be nominated for election as directors;

●	recommend to the Board the members of all standing Committees;

●	adopt or develop for Board consideration corporate governance principles and policies; and

●	periodically review and report to the Board on the effectiveness of corporate governance procedures and the Board as a governing body.

A copy of the charter of the Nominating and Governance Committee is available on Vivani’s website www.vivani.com (under “Investors —  Governance”).

Policy with Regard to Security Holder Recommendations

The Nominating and Governance Committee has a policy with regards to consideration of director candidates recommended by stockholders. For the recommendation of a security holder to be considered under this policy, the recommending stockholder or group of stockholders must have held at least three percent of Vivani’s voting common stock for at least one year as of the date the recommendation was made. For each annual meeting of stockholder, the Nominating and Governance Committee will accept for consideration only one recommendation from any stockholder or affiliated group of stockholders. The Nominating and Governance Committee will also consider the extent to which the stockholder making the nominating recommendation intends to maintain its ownership interest in Vivani. Any director nominated must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency. All recommendations submitted by stockholders will be considered in the same manner and under the same process as any other recommendations submitted from other sources.

All stockholder nominating recommendations must be in writing. Submissions must be made by mail, courier or personal delivery, addressed to the Nominating and Governance Committee care of Vivani’s corporate secretary at Vivani’s principal offices. Recommendations must include certain information regarding the recommending stockholder(s) and the proposed nominee(s). The recommending stockholder(s) must state whether, in the view of the stockholder(s), the nominee(s), if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder(s) or other constituency of Vivani. The nominating recommendation must be accompanied by the written consent of the proposed nominee(s) to: (a) be considered by the Nominating and Governance Committee and interviewed, and (b) if nominated and elected, to serve as a director.

If the Reincorporation proposal (Proposal No. 3) is approved by stockholders at the 2023 Annual Meeting, the Company’s Delaware Bylaws will provide further requirements for advance notice of stockholder nominations.

Policy on Trading, Pledging and Hedging of Company Stock

Our board of directors have adopted an Insider Trading Policy that applies to our board of directors, our officers and employees, the officers and employees of our subsidiaries, as well as to family members, other members of a person’s household, and entities controlled by a persons covered under the Insider Trading Policy. Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Therefore, as part of our Insider Trading Policy, we expressly prohibit the above-mentioned persons from engaging in certain prohibited transactions, including short sales, purchases or sales of derivative securities or hedging transactions, the use of our securities as collateral in a margin account, and pledging of our securities.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions who each will represent the best interests of Vivani and its stockholders. Candidates should have substantial experience with one or more publicly traded companies or should have achieved a prominent level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in medical devices, biotechnology, intellectual property, early-stage technology companies, research and development, strategic planning, business development, compensation, finance, accounting or banking.

The Board believes that the directors nominated collectively have the experience and skills effectively to oversee the management of Vivani, including a high level of personal and professional integrity, an ability to exercise sound business judgement on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing Vivani, and a willingness to devote the necessary time to Board duties.

Role of Board in Risk Oversight

Enterprise risks are identified and prioritized by management and each prioritized risk is assigned to a board committee or the full board for oversight as follows:

Full Board — Risks and exposures associated with strategic, financial and execution risks and other current matters that may present material risk to Vivani’s operations, plans, prospects or reputation.

Audit Committee — Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters.

Nominating and Governance Committee — Risks and exposures relating to corporate governance and management and director succession planning.

Compensation Committee — Risks and exposures associated with leadership assessment and compensation programs and arrangements, including incentive plans that compare to market and target employee retention.

Code of Business Conduct and Ethics

The Company adopted a Code of Business Conduct and Ethics (“Code of Ethics”) applicable to its principal executive officer. In addition, the Code of Ethics applies to Vivani’s employees, officers, directors, agents and representatives. The Code of Ethics requires, among other things, that Vivani’s employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest. The Code of Ethics is available on our website at www.vivani.com (under “Investors — Governance — Governance Documents — Code of Business Conduct and Ethics”).

PROPOSALS

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF
PROPOSALS Nos. 1, 2, 3, 4A to 4F and 5 BELOW.

PROPOSAL No. 1 — ELECTION OF DIRECTORS

Nominees for Election

The Company’s Board of Directors currently has five members. Our Board has nominated our five incumbent directors for election at the Annual Meeting to terms expiring at the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal. If any nominee is unable or declines to stand for election, which circumstance we do not anticipate, the Board may designate a substitute. In that event, shares represented by proxies may be voted for a substitute nominee.

Our Director Qualifications and Diversity guidelines contain the current Board membership criteria that apply to nominees recommended for a position on the Board. Under those criteria, members of the Board should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public service. They should be committed to enhancing stockholder value and should have sufficient time to perform their duties and to provide insight and practical wisdom based on experience. In addition, the Nominating and Governance Committee considers a potential director’s ability to contribute to the diversity of background and experience represented on the Board, and it reviews its effectiveness in balancing these considerations when assessing the composition of the Board. Directors’ service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all of our stockholders. Although the Board uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees.

The Board believes that all the nominees named below are highly qualified and have the skills and experience required for effective service on the Board. The nominees’ individual biographies below contain information about their experience, qualifications and skills that led the Board to nominate them:

Nominee’s or Director’s Name	Age	Year First Became Director	Position with the Company
Gregg Williams (1)(2)(3*)	64	2009	Independent Director, Chairman of the Board
Aaron Mendelsohn	71	1998	Director
Dean Baker(1*)(2*)(3)	80	2021	Independent Director
Alexandra Larson(1)(2)(3)	43	2021	Independent Director
Adam Mendelsohn	41	2022	Director, Chief Executive Officer

(1) Member of the Audit Committee of the Board of Directors

(2) Member of the Compensation Committee of the Board of Directors

(3) Member of the Nominating and Corporate Governance Committee of the Board of Directors

* Chair of the respective committee.

Gregg Williams:  Mr. Williams has served as a member of our Board of Directors since the Merger of our predecessor Second Sight Medical Products, Inc. (“Second Sight”) with Nano Precision Medical, Inc. (“NPM”) (the “Merger”) in 2022. Prior to that Mr. Williams served on the board of Second Sight since June 2009 and was appointed Chairman of the Second Sight board in March 2018. Mr. Williams was also a member of the board of directors of NPM until the Merger in 2022. Mr. Williams is the Chairman, President, and Chief Executive Officer at Williams International Co., LLC (“Williams International”) (www.williams-int.com), a leading developer and manufacturer of gas turbine engines and one of the largest privately owned companies in the aviation industry, positions he has held since July 1999. Previously, Mr. Williams held several key managerial positions within Williams International including serving as its President and Chief Operating Officer, Vice President, Advanced Technology, Director, Program Management and Director, Engineering. In addition, Mr. Williams is Chairman and majority owner of Ramos Arizpe Manufacturing (www.ram-mx.com), a high-volume automotive engine parts manufacturing company located in Mexico. Mr. Williams received a Bachelor of Science in Mechanical Engineering from the University of Utah and holds numerous patents related to gas turbine engines, turbo machinery, rocket engines and control systems. He is a board member of General Aviation Manufacturers Association and former member of the Henry Ford Hospital Board. We believe Mr. Williams is qualified to serve on our Board due to his business and senior management experience, extensive knowledge of our operations and deep background in technology-focused manufacturing companies which is highly relevant to us.

Aaron Mendelsohn: Mr. Mendelsohn has served as a member of our Board of Directors since the Merger in 2022. He was a founder and has previously served as a director of Second Sight since its inception in 2003 till the Merger in 2022. He was also a founder and director of NPM from 2011 till the Merger in 2022. Mr. Mendelsohn served on the board of Advanced Bionics, a global leader in developing advanced cochlear implant systems, since shortly after its founding in 1993 until its sale in 2004 to Boston Scientific Corp. Mr. Mendelsohn was also a founder and director of Medical Research Group, Inc., a company that designed and manufactured implantable technologies primarily for the treatment of diabetes, from its inception in 1998 until its sale in 2001 to Medtronic, Inc. Mr. Mendelsohn previously served on the board of directors for the Alfred E. Mann Institute for Biomedical Engineering at the University of Southern California since its inception in 1998 until 2016. Mr. Mendelsohn is a founder and has served as Chairman of the Maestro Foundation since it was organized in 1983. The Maestro Foundation is a leading non-profit musical philanthropic organization which hosts a premier chamber music series and lends professional-level instruments and bows to young, career-bound classical musicians. Mr. Mendelsohn received his B.A. from UCLA and J.D. from Loyola University School of Law Los Angeles. We believe that Mr. Mendelsohn’s business experience, including his experience as a founder, board member and executive officer of medical device companies, combined with his financial experience, business acumen, and judgment provide our Board with valuable managerial and operational expertise and leadership skills making him professionally qualified to continue serving as one of our directors.

Dean Baker:  Dr. Baker has served as a member of our Board of Directors since the Merger in 2022. Dr. Baker has served on the Board of Directors of NPM from 2013 till the Merger in 2022 and currently serves on the Board of Directors of Transonic Imaging, a medical imaging startup, since 2018. Mr. Baker served on the Board of Directors of Advanced Bionics, a global leader in developing advanced cochlear implant systems, prior to its sale to Boston Scientific, a manufacturer of medical devices. In addition, he was the founding director of the Alfred E. Mann Institute for Biomedical Engineering at USC and served for nine years on the Board of Directors (including serving on compensation, audit, and governance committees) for Semtech, a publicly traded semiconductor company. Dr. Baker was also a vice president of Northrop Grumman, a multinational aerospace and defense technology company, for 16 years from 1983 to 1999 including overseeing a division with $1 billion in annual sales. We believe Dr. Baker is qualified to serve on our Board because of his experience as a director on multiple boards and his scientific background.

Alexandra L.P. Larson: Ms. Larson has served as a member of our Board of Directors since the Merger in 2022. She was previously a director at Second Sight from 2021 until the Merger in 2022. She serves as Senior Vice President and General Counsel of Williams International, a privately held designer and manufacturer in the aerospace and defense industry, since January 2019. Prior to Williams International, from 2013 to January 2019, Ms. Larson was Legal Director and Associate General Counsel at Amcor, a global packaging company. Ms. Larson also served as Corporate Counsel at Compuware Corporation, a software company with products aimed at the information technology departments of large businesses, from 2012 to 2013, and Associate in the mergers & acquisitions practice of the global law firm Baker and McKenzie, in its New York office, from 2008 to 2012. Ms. Larson has also held roles at the New York Stock Exchange, and the United States Department of Justice, Antitrust Division. Ms. Larson is a graduate of the University of Michigan Law School (Ann Arbor), Hamilton College in Clinton, New York, and the University of Tennessee, Knoxville Haslam College of Business’s Aerospace & Defense MBA Program. We believe Ms. Larson is qualified to serve on our Board due to her legal and business experience, and leadership skills.

Adam Mendelsohn, Ph.D.:  Dr. Mendelsohn has served as our Chief Executive Officer and as a member of our Board of Directors since the Merger in 2022. Prior to this, Dr. Mendelsohn served as the Chief Executive Officer of NPM between from 2009 till 2022. Dr. Mendelsohn received his Ph.D. in bioengineering at the UC San Francisco/UC Berkeley Joint Graduate Group in Bioengineering, Class of 2011, during which he was awarded an NSF fellowship to perform research at Kyoto University and published multiple peer-reviewed articles describing new treatment options for Type 1 diabetes through the immuno-isolated transplantation of insulin-producing cells under the direction of Professor Tejal A. Desai. While in graduate school, Dr. Mendelsohn served as the director for the Venture Innovation Program in Life Sciences and completed his certificate in Management of Technology with the Haas School of Business. Dr. Mendelsohn has served as a Technical Advisor to the Alfred E. Mann Institute for Biomedical Engineering at USC, a fellow of the Startup Leadership Program, the President of UCSF’s Graduate Division Alumni Association and is currently a board member of the Maestro Foundation. We believe Dr. Mendelsohn is qualified to serve on the combined company’s board of directors because of his scientific background and his senior management experience in the biotechnology industry.

Vote Required and Recommendation

Each of the director nominees in this Proposal No. 1 is elected by the affirmative vote of a plurality of the voting power represented at the annual meeting. Each director nominee who receives more “FOR” votes than “AGAINST” votes representing shares of our common stock present in person or represented by proxy and entitled to be voted at the Annual Meeting will be elected. Abstentions from voting on the proposal and broker non-votes will not be counted as votes cast and accordingly will have no effect upon the outcome of this proposal. It is anticipated that Proposal No. 1 will be a non-discretionary proposal considered non-routine under the rules of NYSE.

All of the nominees have indicated to us that they will be available to serve as directors. In the event that any nominee should become unavailable, the proxy holders, Adam Mendelsohn or Brigid Makes will vote for a nominee or nominees designated by the Board.

Apart from Aaron Mendelsohn and Adam Mendelsohn who are family members, there are no family relationships among our executive officers and directors. Aaron Mendelsohn is the father of Adam Mendelsohn.

If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted by Adam Mendelsohn or Brigid Makes, as proxy holders. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

You may cumulate your votes in favor of one or more of the director nominees. If you wish to cumulate your votes, you will need to indicate explicitly your intent to cumulate your votes among the five persons who will be voted upon at the Annual Meeting. See “Questions and Answers—Voting Information—Is cumulative voting permitted for the election of directors?” for further information about how to cumulate your votes. Adam Mendelsohn or Brigid Makes as proxy holders, reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that a stockholder’s votes will not be cast for a nominee as to whom such stockholder instructs that such votes be cast “AGAINST” or “ABSTAIN.”

Our Board recommends a vote “FOR” each of the nominees.

Director Compensation

Non-Employee Director Compensation Program

During 2022, we adopted a non-employee director compensation policy, which is designed to enable us to attract and retain on a long-term basis, highly qualified non-employee directors. Under the policy, our non-employee directors are eligible to receive cash retainers (which will be prorated for partial years of service) and equity awards as follows:

Annual Retainer
Board of Directors:
All nonemployee members	$35,000
Additional retainer for Non-Executive Chairman of the Board	$55,000
Audit Committee:
Chairman	$20,000
Non-Chairman members	$10,000
Compensation Committee:
Chairman	$12,000
Non-Chairman members	$6,000
Nominating Committee:
Chairman	$8,000
Non-Chairman members	$4,000

Our policy provides that a non-employee director may choose to receive the equivalent of the annual cash retainer (not including any committee retainers) for that non-employee director in a stock option to buy common stock in the Company instead of in cash, provided such election must be made in accordance with the terms of the policy, and must be made (i) by December 31st of the calendar year preceding the year with respect to any cash compensation is earned, for any continuing non-employee director, and (ii) within 30 days of election or appointment to the board, for any new non-employee director. Any options received in lieu of the cash retainer will vest one-fourth at the end of each calendar quarter following the grant date, subject to continued service through such date; provided, that for such grant made to a new non-employee director after January 1, the number of option shares that will vest at the end of the first calendar quarter following such grant shall be pro-rated based on the number of actual days served by the non-employee director during such quarter.

In addition to the cash retainers, our non-employee director compensation policy provides that, upon initial or appointment to our Board, each new non-employee director who initially joins the Board will receive a one-time grant of an option to purchase shares of our common stock with a targeted grant date fair value equal to the annual retainer fee (not including any committee retainers), or the Director Initial Grant. The Director Initial Grant will vest in monthly installments over the three-year period following the grant date, subject to continued service through such date. On the date of each annual meeting of stockholders, each non-employee director then in office and who will continue to serve as a member of the Board will receive a grant of an option to purchase shares of our common stock with a targeted grant date fair value equal to the annual retainer fee (not including any Committee retainers), or the Director Annual Grant. The Director Annual Grant will vest in total on the earlier of (i) the first anniversary of the grant and (ii) the next annual meeting of stockholders, subject to continued service through such date.

In the event of a Sale Event (as defined in the 2022 Omnibus Incentive Plan, or the 2022 Plan,), the equity awards granted to the non-employee directors pursuant to this policy shall become 100% vested and exercisable.

For purposes of this policy, “Value” means the grant date fair value of the stock option (i.e., Black-Scholes value) determined in accordance with the reasonable assumptions and methodologies employed by us for calculating the fair value of options under Financial Accounting Standard Board, or FASB, Accounting Standards Codification Topic 718, or ASC 718.

2022 Non-Employee Director Compensation Table

The table below sets forth information concerning total compensation that was earned by or paid to our non-employee directors the year ended December 31, 2022. The table excludes Mr. Adam Mendelsohn, who is a named executive officer and did not receive any additional compensation for his service as a director in 2022. The compensation received by Mr. Adam Mendelsohn is set forth in the section of this Proxy Statement captioned “Executive Compensation— 2022 Summary Compensation Table” and the accompanying footnotes and narrative.

Name	Fees Earned or Paid in Cash	Option Awards(1)(2)	Total
Gregg Williams	$35,910	$19,750	$55,660
Aaron Mendelsohn	$47,985	—	$47,985
Alexandra Larson	$106,100	$8,750	$114,850
W. Dean Baker	$62,902	—	$62,902
Matthew Pfeffer	$69,825	—	$69,825
Will McGuire	$56,525	—	$56,525

(1)	The amounts reported represent the aggregate grant date fair value of the stock options granted to our directors during the 2022 fiscal year, calculated in accordance with ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 2 of our Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2022. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our directors upon the exercise of the stock options or any sale of the underlying common shares.

(2)	Amounts reported in this column reflect stock options awards that Mr. Williams and Ms. Larson elected to receive in lieu of a portion of their respective pursuant to our non-employee director compensation policy (see discussion above in this Director Compensation section). As of December 31, 2022, Mr. Williams, Mr. Aaron Mendelsohn, Ms. Larson and Mr. Baker held outstanding options to purchase 733,046, 94,005, 17,387, and 90,561 shares of our common stock, respectively.

PROPOSAL No. 2 — RATIFy ON ADVISORY BASIS the APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed BPM LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2023. BPM LLP has served as our independent registered public accounting firm since 2014.

Stockholder ratification of the selection of BPM LLP as our independent registered public accounting firm is on an advisory basis and is not required by our Bylaws or otherwise. The Board seeks such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of BPM LLP as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2023. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Principal accounting fees and services

The following table represents aggregate fees billed to the Company for fiscal year ended December 31, 2022, by BPM LLP:

December 31, 2022
Audit Fees(1)	$217,228
Audit Related Fees(2)	$230,917
Tax Fees(3)	$—
All Other Fees(4)	$13,910
Total Fees	$462,055

1.	“Audit Fees” are the aggregate fees of BPM LLP attributable to professional services rendered to us for the audit of our annual consolidated financial statements and review of quarterly financial information.
2.	“Audit-Related Fees” consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported above under “Audit Fees.”
3.	“Tax Fees” consist of fees billed for services rendered for tax compliance, tax advice, and tax planning.
4.	“All Other Fees” consist of fees billed for services other than the services reported in Audit Fees, Audit-Related Fees, and Tax Fees.

Pre-Approval Policies and Procedures

The Audit Committee reviews and pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services and tax services, as well as specifically designated non-audit services which, in the opinion of the Audit Committee, will not impair the independence of the independent registered public accounting firm. Pre-approval generally is provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget.  The independent registered public accounting firm and the Company’s management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, including the fees for the services performed to date.  In addition, the Audit Committee also may pre-approve particular services on a case-by-case basis, as necessary or appropriate.

BPM LLP Representatives at Annual Meeting

We expect that representatives of BPM LLP will be present at the Annual Meeting.

Vote Required and Recommendation

Assuming a quorum is present, approval of this Proposal No. 2 requires the affirmative vote of a majority of the shares represented and voting at the annual meeting. Abstentions from voting on the proposal will have no effect, unless there are insufficient votes in favor of the proposal, such that the affirmative votes constitute less than a majority of the required quorum. In such a case, abstentions will have the same effect as a vote against Proposal No. 2. It is anticipated that Proposal No. 2 will be a discretionary proposal considered routine under the rules of the NYSE. Broker non-votes are not expected.

Unless otherwise directed by the stockholders, proxies will be voted FOR approval of Proposal No. 2.

The Board recommends that stockholders vote “FOR” ratification of the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, as described in this Proposal No. 2.

PROPOSAL NO. 3 – REINCORPORATION FROM CALIFORNIA TO DELAWARE

Overview of the Proposed Reincorporation

Our Board has approved a proposal to change our state of incorporation from California to Delaware (the “Reincorporation”), subject to the approval of our stockholders. If approved by our stockholders, the Reincorporation will be effected pursuant to the terms of a conversion as provided under the California Corporations Code and the Delaware General Corporation Law. The name of Vivani after the Reincorporation will remain Vivani Medical, Inc. For purposes of the discussion below, Vivani as it currently exists as a corporation organized under the laws of the State of California is also referred to as “Vivani California,” and Vivani after Reincorporation as a corporation organized under the laws of the State of Delaware is referred to as “Vivani Delaware.”

The Board considered several factors in reaching this decision, including corporate governance, attracting and retaining board members, the differences between California and Delaware state corporate laws, and other advantages and disadvantages of Reincorporation.

The Board believes that the choice of state domicile is important because state corporate law governs the internal affairs of a corporation. Management and boards of directors of corporations look to state corporate law and judicial interpretations of state law to guide their decision-making on many key issues, including appropriate governance policies and procedures, satisfaction of fiduciary obligations to stockholders, compliance with financial and legal requirements in the corporation’s business operations, and consideration of key strategic transactions for the corporation, including financings, mergers, acquisitions, and divestitures.

The Board further believes that it is essential for Vivani to be able to draw upon the well-established principles of corporate governance of Delaware law in making legal and business decisions while helping to preserve the stockholder rights that our stockholders are accustomed to, in the interest of maximizing long-term stockholder value. The prominence, breadth, depth and predictability of Delaware corporate law, including its extensive body of case law, provide a reliable foundation on which Vivani’s governance decisions can be based, and the Board believes that Vivani’s stockholders will benefit from the responsiveness of Delaware corporate law to their needs.

In addition to the benefits of being a Delaware corporation, the Board has proposed as part of the Reincorporation to preserve certain rights that are currently held by its stockholders as a matter of California law and under the California Incorporation Documents. Accordingly, the Board determined, in connection with approval of the Reincorporation, to maintain the following stockholder-friendly provisions of our governance structure even though they would not be required under Delaware law:

•	Election of Directors: Vivani would continue to have annual election of all members of its Board of Directors rather than have a classified or staggered board.
•	Amendment of Bylaws: Include the ability of stockholders to amend Vivani’s bylaws by simple majority.

The Stockholders are urged to read this proposal carefully, including all of the related appendices attached to this Proxy Statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation and is subject to and qualified in its entirety by the Plan of Conversion in substantially the form attached hereto as Appendix A (the “Plan of Conversion”), the Delaware Certificate of Incorporation in substantially the form attached hereto as Appendix B (the “Delaware Charter”); and the Delaware Bylaws in substantially the form attached hereto as Appendix C (the “Delaware Bylaws,” and together with the “Delaware Charter,” the “Delaware Incorporation Documents”). Copies of the California Restated Articles of Incorporation (the “California Articles”) and the California Amended and Restated Bylaws (the “California Bylaws,” and together with the California Articles, the “California Incorporation Documents”) have been filed with the SEC as exhibits to Vivani’s periodic or current reports and will be sent to stockholders free of charge upon written request to Vivani Medical, Inc., Attention: Investor Relations, 5858 Horton Street, Suite 280, Emeryville, CA 94608.

After careful consideration of these factors, the Board believes that it is in the best interests of Vivani and its stockholders to effectuate the Reincorporation.

Mechanics and Consequences of Reincorporation

The Reincorporation will be effected pursuant to the Plan of Conversion to be adopted by Vivani California. The Plan of Conversion provides that the Company will convert into a Delaware corporation and become subject to Delaware law. By virtue of the conversion, all the rights, privileges and powers of Vivani California, all property owned by Vivani California, all debts due to Vivani California and all causes of action belonging to Vivani California immediately prior to the conversion will remain vested in Vivani Delaware following the conversion. In addition, by virtue of the conversion, all debts, liabilities and duties of Vivani California immediately prior to the conversion will remain attached to Vivani Delaware following the conversion. Each director and officer of Vivani California will continue to hold his or her respective office with Vivani Delaware. If the Reincorporation is approved, at the Effective Date, Vivani will be governed by the Delaware Incorporation Documents which will replace the California Incorporation Documents.

Effectiveness of Reincorporation

If this proposal is approved by our stockholders, the Reincorporation would become effective upon the filing and effectiveness of a certificate of conversion with the California Secretary of State (the “California Certificate of Conversion”), a certificate of conversion with the Delaware Secretary of State (the “Delaware Certificate of Conversion”) and the Delaware Charter. If this proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected as reasonably practicable after the Annual Meeting (the “Effective Date”) subject to the completion of certain legal formalities, including providing certain notices to regulatory authorities. However, the Reincorporation may be delayed by our Board or the Plan of Conversion may be terminated and abandoned by our Board at any time prior to the Effective Time, including after approval of this proposal, if our Board determines for any reason that doing so would be in the best interests of the Company and its stockholders. Furthermore, the Plan of Conversion may be amended at any time prior to the Effective Date, either before or after the stockholders have voted to adopt this proposal, subject to applicable law. Vivani will re-solicit stockholder approval of the Reincorporation if the terms of the Plan of Conversion are changed in any material respect that requires stockholder approval.

At the Effective Time, each outstanding share of common stock of Vivani California will automatically convert into one share of common stock of Vivani Delaware and each outstanding option or other right to purchase shares of Vivani California common stock will constitute an option or other right to purchase an equal number of shares of Vivani Delaware common stock. Company stockholders and holders of Company stock options will not be required to exchange their Vivani California stock certificates or stock options, respectively, and should not destroy any stock certificate or stock option or submit any stock certificate or stock option to the Company unless they are requested to do so by the Company. Any Vivani California stock certificates submitted to the Company for transfer after the Effective Time, whether pursuant to a sale or otherwise, will be exchanged automatically for Vivani Delaware stock certificates.

SHARE CERTIFICATES CURRENTLY ISSUED FOR VIVANI CALIFORNIA’S SHARES WILL AUTOMATICALLY REPRESENT SHARES IN VIVANI DELAWARE UPON COMPLETION OF THE REINCORPORATION, AND SHAREHOLDERS WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE SHARE CERTIFICATES AS A RESULT OF THE REINCORPORATION.

Continuation of Vivani’s Operations and Management After the Reincorporation

Other than the change in corporate domicile, the Reincorporation will not result in any change in Vivani California’s business operations, Board composition or term, or physical location, nor will it result in any change of our current employees, including management, or in their title, responsibilities or compensation. Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at Vivani California’s current principal executive offices located at 5858 Horton Street, Suite 280, Emeryville, CA 94608, and our telephone number will remain (818) 833-5000. The consolidated financial condition and results of operations of Vivani Delaware immediately after consummation of the Reincorporation will be substantially similar as those of Vivani immediately prior to the consummation of the Reincorporation. Vivani believes that there will be no material accounting impact as a result of the Reincorporation. If the Reincorporation is approved, at the Effective Date, the stockholders of Vivani will remain the stockholders of Vivani.

Trading of Vivani common stock after the Reincorporation

Vivani’s common stock is currently listed for trading on Nasdaq under the ticker symbol “VANI”. If the Reincorporation is approved, at the Effective Date, Vivani’s registration statements on file with the SEC immediately prior to the Reincorporation will continue to belong to Vivani, and the shares of common stock of Vivani Delaware would continue to be traded on Nasdaq without interruption, under the same symbol.

Principal Reasons for Reincorporation

The State of Delaware has been a leader in adopting a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations organized under Delaware law. Management and boards of directors of corporations look to state corporate law, and judicial interpretations of state law, to guide their decision-making on many key issues, including determining appropriate governance policies and procedures, understanding their fiduciary obligations to stockholders and evaluating key strategic alternatives for a corporation, including mergers, acquisitions and divestitures. Our Board and management believe that it is important for us to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The primary purpose for effecting the Reincorporation would be the prominence and predictability of Delaware corporate law, which provides a reliable foundation on which our governance decisions can be based. We believe that our stockholders will benefit from the responsiveness of Delaware corporate law and the Delaware judiciary to their needs and to the needs of the corporation they own.

The principal factors the Board considered in deciding to pursue and recommending that our stockholders approve the proposed Reincorporation are summarized below:

●	greater predictability, flexibility and responsiveness of Delaware law to corporate needs;

●	access to specialized courts;

●	enhanced ability of Delaware corporations to attract and retain directors and officers; and

●	more certainty with respect to indemnification and limitation of liability for directors.

Predictability, Flexibility and Responsiveness of Delaware Law

Delaware courts have, over many years, established a jurisprudence that is significantly more thorough, predictable, and broadly applied with respect to principles of corporate governance than most, if not all, other jurisdictions. The Delaware General Corporations Law (the “DGCL”) is generally acknowledged to be the most advanced and flexible statutory corporation code in the United States. The Delaware legislature is particularly responsive to developments in modern corporate law and Delaware has proven sensitive to changing needs of corporations and their stockholders. The Delaware General Assembly each year considers and adopts statutory amendments in an effort to ensure that the DGCL continues to be responsive to the changing legal and business needs of corporations and their stockholders. The office of the Delaware Secretary of State is viewed as particularly user-friendly, flexible and responsive (as compared to other states) in its administration of the filings and interactions required for mergers, acquisitions and other corporate transactions, thereby reducing complications and delays that can arise in time-sensitive transactions.

Consequently, Delaware has become the preferred state of incorporation for most publicly-traded companies in the United States and, as a result of the large number of major corporations being domiciled in Delaware, Delaware courts have developed a broad and deep body of relevant case law, and are often the first and most influential to address important new issues relating to corporate governance and rights and obligations of stockholders and corporations. As a result, courts of and corporations organized under the laws of other states, including California, have often looked to Delaware law for guidance for such issues, and the DGCL and Delaware administrative practices have become comparatively well-known and widely understood. Corporations domiciled in Delaware are often at an advantage over their peers that are organized under the laws of other states, including many California corporations, in that Delaware corporations can draw upon these well-developed, firmly established and consistently interpreted principles of corporate law when making business and legal decisions. The Board therefore anticipates that the DGCL will provide greater efficiency, clarity, predictability and flexibility in Vivani’s legal affairs and corporate governance decisions than is presently available under California law. In addition, Delaware case law provides a body of law defining the proper duties and decision-making processes expected of boards of directors in evaluating potential or proposed corporate transactions, which will further benefit Vivani’s stockholders.

Access to Specialized Courts

Delaware’s court system also provides swift and efficient resolutions in corporate litigation involving complex corporate issues. Delaware has a specialized court of equity called the Court of Chancery that hears and decides corporate law cases. The Delaware Court of Chancery operates under rules that are intended to ensure litigation of disputes in a timely and effective way, keeping in mind the timelines and constraints of business decision-making and market dynamics, and routinely handles cases involving complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by other courts in the country. The appellate process on decisions emanating from the Court of Chancery is similarly streamlined and highly responsive in cases involving complex corporate issues, and the justices of Delaware appellate courts tend to have substantial experience with corporate cases because of the relatively higher volume of these cases in the Delaware court system. The fact that issues of corporate governance are frequently addressed first in Delaware contributes to an efficient and expert court system and bar. In contrast, California does not have a similar specialized court established to hear only corporate law cases. Rather, disputes involving questions of California corporate law are either heard by the California Superior Court, the general trial court in California that hears all manner of cases, or, if federal jurisdiction exists, a federal district court. These courts hear many different types of cases, and the cases may be heard before judges or juries with limited corporate law experience. As a result, corporate law cases brought in California may not proceed as expeditiously as cases brought in Delaware and the outcomes in such courts may be less consistent or predictable. The highly specialized nature of the Delaware court system is therefore widely believed to result in more consistent and timely rulings.

To ensure that we get the full benefits of Delaware’s corporate legal framework, the Board has provided in the proposed Delaware Bylaws that the Delaware courts are the exclusive forum for the adjudication of certain legal actions as described further below.

Enhanced Ability to Attract and Retain Qualified Candidates for Board of Directors and Management

We experience competition in recruiting and retaining talented individuals to serve on our management team and Board. The Board believes that the comparatively stable and predictable corporate environment afforded by Delaware would enable Vivani to compete more effectively with other public companies, most of whom are domiciled in Delaware, in the recruitment and retention of talented and experienced directors and officers. Delaware law is more familiar to investors and advisors, and offers greater certainty and stability from the perspective of those who serve as corporate officers and directors in part because the parameters of director and officer liability, including protection for stockholders from possible abuses by directors and officers, are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under California law. It should also be noted that directors’ personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct, unlawful dividend payments or unlawful stock purchases or redemptions, or any transaction from which the director derives an improper personal benefit. The Board therefore believes that the comparatively stable and predictable corporate environment afforded by Delaware would not only enhance its ability to recruit and retain directors and officers in the future, but also provide appropriate protection for stockholders from possible abuses by directors and officers, encouraging directors and officers to continue to make independent decisions in good faith on behalf of Vivani.

More Certainty Regarding Indemnification and Limitation of Liability for Directors

In general, both California and Delaware permit a corporation to include a provision in its charter that reduces or limits the monetary liability of directors for breaches of fiduciary duties, subject to certain exceptions further discussed below. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial and distracting to the directors and officers and also results in higher liability insurance premiums for companies. It is our desire to reduce these risks to our directors and officers by providing indemnification and advancement of litigation expenses to directors and officers and to limit situations in which monetary damages can be recovered against directors, in each case to the fullest extent permitted by Delaware law, so that we may continue to attract and retain qualified directors and officers who otherwise might be unwilling to serve because of the risks involved. In addition, enhanced protection of directors is expected to reduce the extent to which directors, due to the threat of personal liability, are inhibited from making business decisions which, though entailing some degree of risks, are in the best interests of Vivani and its stockholders. We believe that, in general, Delaware law provides greater protection to directors than California law, and that Delaware case law regarding a corporation’s ability to limit director liability and to indemnify and advance litigation expenses to directors and officers is more developed and provides more guidance than California law. Stockholders should note that a director’s personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct, or any transaction from which the director derives an improper personal benefit, and the Board believes that Delaware law will provide appropriate protection for stockholders from possible abuses by directors and officers, while enhancing our ability to recruit and retain directors and officers. However, the stockholders should be aware that such protection and limitation of liability inure to the benefit of directors, and the interest of the Board in recommending the approval of this Reincorporation may therefore not be fully aligned with the interests of the stockholders.

Possible Negative Consequences of Reincorporation

Notwithstanding the belief of the Board in the benefits to Vivani’s stockholders of the Reincorporation, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states, including California. In addition, franchise taxes payable by Vivani in Delaware may be greater than the equivalent or other similar taxes currently payable by Vivani in California. The Board has considered the possible disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

It should also be noted that the interests of our directors and executive officers in voting on the Reincorporation proposal may be different from, or in addition to, those of stockholders generally because, for example, some substantive provisions of California and Delaware law apply only to directors and officers. See “Interest of Vivani’s Directors and Executive Officers in the Reincorporation” below. For a comparison of stockholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and California law, see “Significant Differences Between the Charters and Bylaws of Vivani California and Vivani Delaware and Between the Corporate Laws of California and Delaware” below. The Board has considered these interests, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our stockholders vote in favor of this proposal.

Interest of Vivani’s Directors and Executive Officers in the Reincorporation

The stockholders should be aware that Vivani’s directors and executive officers in voting on the Reincorporation proposal may have interests in the transaction that are different from, or in addition to, the interests of the stockholders generally. For example, the Reincorporation may provide officers and directors of Vivani with more clarity and certainty in the reduction of their potential personal liability and strengthen the ability of directors to resist takeover bids. The Board has considered these interests, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our stockholders vote in favor of this proposal.

U.S. Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Reincorporation to holders of our common stock. The discussion is based on the Code, regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (IRS), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

This discussion is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as partnerships, subchapter S corporations or other pass-through entities, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar and persons subject to the alternative minimum tax provisions of the Code. This discussion does not include any description of the tax laws of any state or local governments, or of any foreign government, which may be applicable to a particular holder.

This discussion is directed solely to holders that hold our common stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment. In addition, the following discussion only addresses “U.S. persons” for U.S. federal income tax purposes, generally defined as beneficial owners of our common stock who are:

•	Individuals who are citizens or residents of the United States;

•	Corporations (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;
•	Estates, the income of which is subject to U.S. federal income taxation regardless of its source;
•	Trusts, if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or
•	Trusts in existence on August 20, 1996, that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our common stock should consult its own tax adviser regarding the U.S. federal income tax consequences to the partner of the Reincorporation.

This discussion does not purport to be a complete analysis of all of the tax consequences of the Reincorporation that may be relevant to holders. We urge you to consult your own tax adviser regarding your particular circumstances and the U.S. federal income and other federal tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation. However, we believe:

•	The Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code;
•	No gain or loss will be recognized by holders of Vivani California common stock on receipt of Vivani Delaware common stock pursuant to the Reincorporation;
•	The aggregate tax basis of Vivani Delaware common stock received by each holder will equal the aggregate tax basis of the Vivani California common stock surrendered by such holder in exchange therefor; and
•	The holding period of the Vivani Delaware common stock received by each holder will include the period during which such holder held the Vivani California common stock surrendered in exchange therefor.

Appraisal Rights

Holders of Vivani’s common stock are not entitled to appraisal rights under California law in connection with the Reincorporation.

Vote Required and Recommendation

Approval of this Proposal No. 3 requires the affirmative vote of a majority of the issued and outstanding shares of common stock entitled to vote on the record date of the annual meeting. Abstentions from voting on the proposal and broker non-votes will have the same effect as an “Against” vote. It is anticipated that Proposal No. 3 will be a non-discretionary proposal considered non-routine under the rules of the NYSE.

Unless otherwise directed by the stockholders, proxies will be voted FOR approval of the Proposal No. 3.

The Board recommends that the stockholders vote FOR approval of the Reincorporation, as described in this Proposal No. 3.

PROPOSAL NOS. 4A – 4F – GOVERNANCE PROVISIONS OF THE COMPANY’S CERTIFICATE OF
INCORPORATION AND BYLAWS RELATING TO THE REINCORPORATION

(Proposals No. 4A - 4F)

Summary

If approved by the requisite vote of the Company’s stockholders, the Company will change the state of its incorporation from California to Delaware through a Reincorporation. Upon completion of the Reincorporation, the Company will be governed by the DGCL and the Company’s new certificate of incorporation (the “Delaware Charter”) and bylaws (the “Delaware Bylaws”). The Delaware Charter and Delaware Bylaws that will govern the Company following the completion of the Reincorporation differ in some material respects from the Company’s existing articles of incorporation and bylaws. At the meeting, you will be asked to consider and vote on certain of the governance-related provisions in the Company’s organizational documents to be in effect after the Reincorporation described below.

The following is a summary of selected governance-related provisions of the organizational documents of the Company to be in effect after the Reincorporation. While the Company believes that this description, in addition to the section of this proxy statement titled “Significant Differences Between the Charters and Bylaws of Vivani California and Vivani Delaware and Between the Corporate Laws of California and Delaware” covers the material governance-related provisions of the organizational documents of the Company to be in effect after the Reincorporation, which differ materially from the Company’s existing organizational documents, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the form of Delaware Charter or Delaware Bylaws that are attached to this proxy statement as Exhibits B and C, respectively. We urge you to read each of these documents carefully. See also the section of this proxy statement titled “Significant Differences Between the Charters and Bylaws of Vivani California and Vivani Delaware and Between the Corporate Laws of California and Delaware” beginning on page 34 for a comparison of rights of equity holders and matters of corporate governance before and after the Reincorporation.

Proposal No. 4A: A proposal to approve a provision of the Delaware Charter disallowing cumulative voting.

Proposal No. 4B: A proposal to approve a provision of the Delaware Charter limiting the Company’s stockholders’ right to remove directors without cause.

Proposal No. 4C: A proposal to approve a provision of the Delaware Bylaws permitting only the Board to call special meetings.

Proposal No. 4D: A proposal to approve provisions of the Delaware Charter and Bylaws disallowing action by written consent of stockholders.

Proposal No. 4E: A proposal to approve a provision of the Delaware Charter providing that, unless Vivani Delaware consents in writing to the selection of an alternate forum, certain intracorporate claims may be brought exclusively in the Delaware Court of Chancery (or, if such court lacks subject matter jurisdiction, the other state or federal courts in the State of Delaware).

Proposal No. 4F: A proposal to approve a provision of the Delaware Charter requiring any complaint asserting a cause of action under the Securities Act to be brought exclusively in the federal district courts of the United States, unless the Company consents in writing to the selection of an alternative forum.

Proposal No. 4A: A proposal to approve a provision of the Delaware Charter disallowing cumulative voting.

The California Bylaws provide for cumulative voting for the election of directors at meetings of stockholders. Every stockholder entitled to vote at any election of directors may cumulate such stockholder’s votes and (i) give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are entitled or (ii) distribute the stockholder’s votes on the same principle among as many candidates as the stockholder thinks fit. However, no stockholder shall be entitled to cumulate votes for a candidate unless the candidate’s name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate votes.

The Delaware Charter will not provide for cumulative voting in connection with the election of directors. Under Delaware law, unless otherwise specified in the certificate of incorporation or bylaws, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The Delaware Bylaws provide that any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors.

Our Board believes cumulative voting is overly complicated to implement and is no longer in the best interests of our Company and our stockholders. In addition, a stockholder or group of stockholders holding a relatively small number of shares that cumulatively votes its shares in an election of directors could elect one or more directors whose loyalty may primarily be to the minority group responsible for their election rather than to our Company and all of our stockholders. Our Board believes that each director is responsible to, and should represent the interests of all stockholders as opposed to a minority stockholder group that may have special interests and goals inconsistent with those of the majority of stockholders. The election of directors who view themselves as representing a particular minority stockholder group could result in partisanship and discord on our Board and may impair the ability of our directors to act in the best interests of our Company and all of our stockholders.

Accordingly, our Board is proposing to eliminate cumulative voting. If this Proposal No. 4A is accepted by the stockholders, our directors will then be elected at the 2024 Annual Meeting of Stockholders by plurality vote as provided in our Delaware Bylaws, without the right to cumulate votes.

Proposal No. 4B: A proposal to approve a provision of the Delaware Charter limiting the Company’s stockholders’ right to remove directors without cause.

Under California law, directors may be removed by the board of directors if they are of unsound mind or convicted of a felony. The Superior Court of a proper California county, upon lawsuit of the stockholders of a corporation who have at least 10 percent of the outstanding shares, may remove a director in case of fraudulent or dishonest acts or gross abuse of authority or discretion. The California Charter and Bylaws do not address removal of directors.

The Delaware Charter will provide that any director may be removed from office (i) only for cause and (ii) only by the affirmative vote of the holders not less than two-thirds (2/3) of the outstanding shares of capital stock then entitled to vote at an election of Directors.

Pursuant to both Delaware law and the Delaware Bylaws, at each annual meeting of stockholders, each stockholder will continue to have the opportunity to cast “withhold” votes with respect to the election of any Board member nominee. In addition, in accordance with applicable laws, in order to enable stockholders to appropriately evaluate individual Board members, as well as the overall composition of the Board, the Company distributes information in the proxy statement for each annual meeting about the background, experience, independence, and other qualifications of each Board member nominee. The proxy statement also informs stockholders of the role of the Board and its committees in overseeing the performance of the Company’s management. This information enables stockholders to annually submit an educated vote on the merits of individual Board members.

The Board believes the stability and continuity enabled by a requirement that Board members may only be removed “for cause,” as described in this Proposal No. 4B, is in the best interests of stockholders. Stockholders’ ability to remove members of the Board only “for cause” provides and promotes stability and continuity of the Board, which in turn allows the Company and its stockholders holders to realize the benefits associated with a group of Board members whose collective experience with the Company and in-depth knowledge of the Company’s business and strategies contribute to the Board’s ability to effectively exercise its fiduciary duties. The Board believes experienced Board members are well positioned to focus on the long-term interests of the Company, particularly if their time and attention are not diverted by the threat of unfounded appeals for their removal. The Board believes stockholders’ ability to remove any or all Board members without merit has the potential to create Board and management instability and uncertainty and distract the Company and its Board members from advancing the interests of the Company’s stockholders.

Proposal No. 4C: A proposal to approve a provision of the Delaware Bylaws permitting only the Board to call special meetings.

Under California law, a special meeting of stockholders may be called by the board of directors, the board chair, the president, or the holders of shares entitled to cast not less than 10% of the votes at such meeting and any additional persons as are authorized by the articles of incorporation or bylaws. The California Bylaws allow a special meeting to be called by the Board Chairman, the President, or a majority of the members of the Board.

Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any person authorized in the certificate of incorporation or the bylaws.

The Delaware Bylaws will permit a special meeting to be called only by the Board of Directors.

Like most public companies, Vivani holds an annual stockholder meeting to elect directors and to address various other corporate matters. Preparing for and holding stockholder meetings consumes substantial management, legal and administrative time and resources, and temporarily diverts the focus of the Board and senior management away from managing the Company. Stockholder meetings also impose significant financial costs on the Company, such as third-party expenditures associated with preparing, printing, filing and mailing required proxy materials and holding the meeting. As a result, the Board believes that a special meeting should be held only on the rare occasion when fiduciary, strategic, transactional or similar considerations dictate that a matter is so critical or time sensitive that it must be addressed immediately, rather than at the next annual meeting.

The Board believes that annual stockholder meetings are the most appropriate forum for stockholders to submit proposals and raise issues stockholders believe should be voted upon. Because Vivani’s annual meetings are regularly held and scheduled well in advance, stockholders are able to plan to air their concerns and are afforded ample opportunity to do so within this setting. Stockholders can use the Company’s annual meeting to communicate their concerns to other shareholders, the Board and management, including through the submission of stockholder proposals to be included in the Company’s proxy statement and by raising issues from the floor of the meeting or informally before and after the meeting. Because the Board will have the power under the Delaware Bylaws to fill vacancies on the Board until the next annual meeting, the need to hold a special meeting to fill a vacancy on the Board would be rare. In the unlikely event that an extraordinary matter arises requiring immediate formal stockholder action before the next annual meeting, the Delaware Bylaws provide that the Board, whose members are bound by fiduciary duties to act in the best interest of all shareholders, may call a special meeting of stockholders.

Stockholders can be assured that their right to be apprised of and vote on significant matters is also protected by state law and stock exchange rules. If the Reincorporation proposal is approved, the Company will be incorporated in Delaware whose laws require that major corporate actions, such as a merger or a sale of substantially all of our assets, be approved by stockholders holding at least a majority of our outstanding stock. Also, because the Company is listed on Nasdaq, the Company must obtain stockholder approval for equity compensation plans, significant issuances of securities to related parties, and private issuances of shares at a discount that represent more than 20% of the Company’s voting power.

Proposal No. 4D: A proposal to approve provisions of the Delaware Charter and Bylaws disallowing stockholders’ right to act by written consent.

California law provides that stockholder action by written consent is available unless otherwise provided in a company’s articles of incorporation. The California Bylaws permit stockholders to act by written consent without a meeting. In addition, pursuant to the California Bylaws and California law, the election of directors through written consent must be by unanimous stockholder consent; provided that the stockholders may elect a director to fill a vacancy, other than a vacancy created by removal, by the consent of a majority of the outstanding shares entitled to vote.

The Delaware Charter will provide that any action that may be taken at any meeting of the stockholders may not be taken or effected by a written consent of stockholders in lieu of a meeting. In addition, the Delaware Charter and Delaware Bylaws will provide that vacancies occurring on the Board from the death, resignation or removal of a director or other cause, and newly created directorships resulting from an increase in the total number of directors, may be filled solely by a majority of the remaining members of the Board of, although such majority is less than a quorum, or by a sole remaining director.

Our Board believes that the approval of this Proposal No. 4D is in the Company’s best interests should a person or group holding a majority of our stock seek to call a special meeting of stockholders or seek stockholder action by written consent without a meeting. By permitting action to be taken only at a duly called annual or special meeting of stockholders and eliminating action by written consent of stockholders, Proposal No. 4D would give all of our stockholders entitled to vote on a particular matter advance notice of and the opportunity to participate in the determination of any proposed action and the ability to take judicial or other action to protect their interests. In addition, our Board believes that this proposal is desirable to avoid untimely notice of an action in a context that might not permit stockholders to have the full benefit of the knowledge, advice and participation of our management and Board.

Proposal No. 4E: A proposal to approve a provision of the Delaware Charter requiring any complaint asserting a cause of action under the Securities Act to be brought exclusively in the federal district courts of the United States, unless the Company consents in writing to the selection of an alternative forum.

The California Articles and California Bylaws do not currently have a forum selection provision.

Under the exclusive forum provisions contained in the Delaware Bylaws, the federal district courts of the United States will serve as the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”), or the respective rules and regulations promulgated thereunder unless we consent in writing to an alternative forum (the “Federal Forum Provision”).

The Board believes that the Federal Forum Provision is in the best interests of the Company. Our Board considered a number of factors prior to recommending the Federal Forum Provision as a prudent and proactive means for managing this type of potential litigation and to promote efficient and consistent resolutions in the event this type of litigation arises, including: (i) the potential for costly, duplicative litigation involving multiple lawsuits in multiple jurisdictions regarding essentially the same claims under the Securities Act, which could result in increased litigation expenses and greater uncertainty regarding outcomes that may be inconsistent when two or more similar cases proceed in different courts; (ii) the experience and expertise of the U.S. federal district courts in addressing issues and claims under the Securities Act and federal case law regarding the same; (iii) the risk that a state court may not interpret or apply federal law, specifically the Securities Act, in the same manner as the U.S. federal district courts would be expected to do, or may handle procedural aspects differently than the U.S. federal district courts would be expected to do; (iv) the benefits of adopting the Federal Forum Provision when the Company is not facing any actual or threatened stockholder lawsuits under the Securities Act; and (v) the views of proxy advisors and certain institutional investors with respect to federal forum provisions. Moreover, the Federal Forum Provision would not specify any particular U.S. federal district court as the exclusive forum for claims under the Securities Act, so a plaintiff could select, on the basis of convenience or for other reasons, the U.S. federal district courts in any state as the forum for any such claim.

Although the Board believes that the designation of the federal district courts of the United States for Securities Act claims serves the best interests of the Company and our stockholders as a whole, the Board also believes that we should retain the ability to consent to an alternative forum on a case-by-case basis. Specifically, where the Board determines that our interests and those of our stockholders are best served by permitting a dispute to proceed in a forum other than the federal district courts of the United States, the exclusive forum provision in the Delaware Bylaws permits us to consent to the selection of such alternative forum.

Proposal No. 4F: A proposal to approve a provision of the Delaware Charter providing that, unless Vivani Delaware consents in writing to the selection of an alternate forum, certain intracorporate claims may be brought exclusively in the Delaware Court of Chancery (or, if such court lacks subject matter jurisdiction, the other state or federal courts in the State of Delaware).

The California Articles and California Bylaws do not currently have a forum selection provision.

Under the exclusive forum provisions contained in the Delaware Bylaws the Court of Chancery of the state of Delaware will be the sole and exclusive forum for certain actions involving Vivani unless we consent to an alternative forum (the “Delaware Forum Provision”). Based on the proposed language in the Delaware Bylaws, the Court of Chancery will be the exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of, or a claim based on, a breach of a fiduciary duty owed by any current or former director, officer or other employee or stockholder of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or the Charter or these Bylaws (including the interpretation, validity or enforceability thereof) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (d) any action asserting a claim governed by the internal affairs doctrine; provided, however, that this will not apply to any causes of action arising under the Securities Act, or the Exchange Act, or to any claim for which the federal courts have exclusive jurisdiction.

The Board believes that the Delaware Forum Provision is in the best interests of the Company and will help maximize stockholder value by allowing us to be able to draw upon Delaware’s well-established principles of corporate governance in making business and legal decisions. The Delaware legislature is sensitive to issues of corporate law and responsive to developments in modern corporate law. Delaware’s specialized Chancery Court deals almost exclusively with corporate law and has streamlined procedures and processes to provide relatively quick decisions. In addition, the Delaware Supreme Court, the only Delaware appeals court, is highly regarded. These courts have considerable expertise in dealing with corporate issues and have developed a substantial and influential body of corporate case law. Further, we believe that stockholders and the Company will benefit from the responsiveness of the Delaware courts. Therefore, the prominence, predictability and proactivity of the Delaware courts provides a reliable forum where our governance decisions can be based and litigated. We believe that the Delaware Forum Provision in the Delaware Bylaws will reduce the risk that we could become subject to duplicative litigation in multiple forums, as well as the risk that the outcome of cases in multiple forums could be inconsistent, even though each forum purports to follow Delaware law or federal securities law. Any of these could expose the Company to increased expenses or losses.

Although the Board believes that the designation of the Delaware Court of Chancery as the exclusive forum for intra-corporate disputes serves the best interests of the Company and our stockholders as a whole, the Board also believes that we should retain the ability to consent to an alternative forum on a case-by-case basis. Specifically, where the Board determines that our interests and those of our stockholders are best served by permitting a dispute to proceed in a forum other than the Delaware Court of Chancery, the exclusive forum provision in the Delaware Bylaws permits us to consent to the selection of such alternative forum. The Delaware Forum Provision would not affect suits brought to enforce any other claim for which the federal courts have exclusive jurisdiction.

Anti-Takeover Effects

The elimination of cumulative voting (Proposal No. 4A), limiting stockholders’ right to remove directors without cause (Proposal No. 4B), permitting only the Board to call special meetings (Proposal No. 4C), and eliminating stockholders’ right to act by written consent (Proposal No. 4D) might under certain circumstances render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of our common stock or the removal of incumbent management. The Board’s recommendations on Proposals Nos. 4A through 4D are not part of a plan by the Company’s management to adopt anti-takeover governance measures and it is not a response by the Company to any specific effort by a stockholder to accumulate larger holdings of the Company’s common stock. Neither management nor our Board is aware of any attempt by any stockholder to accumulate sufficient shares to obtain control of our Company.

Vote Required and Recommendation

Under applicable state law, stockholder approval of the Reincorporation is sufficient to implement the proposed governance-related provisions in the Delaware Charter and Delaware Bylaws. Under rules promulgated by the Securities and Exchange Commission, however, we are required to present material proposed governance-related provisions as a separate proposal for stockholder approval. Accordingly, we have determined that we will not implement a proposed governance-related provision unless such provision is approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s stock entitled to vote on each such proposed governance-related provision at the meeting. For the avoidance of doubt, in the event that certain governance provisions receive sufficient votes but others do not, then such provisions receiving approval would still be implemented, but for the provisions that do not receive approval, the Company would implement governance provisions most similar to the Company’s existing corresponding governance provisions, subject to complying with Delaware law.

Approval of each of Proposal Nos. 4A – 4F requires the affirmative vote of a majority of the issued and outstanding shares of common stock entitled to vote on the record date of the annual meeting. Abstentions from voting and broker non-votes on each of Proposal Nos. 4A – 4F will have the same effect as an “Against” vote. It is anticipated that Proposal Nos. 4A – 4F will be non-discretionary proposals considered non-routine under the rules of the NYSE.

Unless otherwise directed by the stockholders, proxies will be voted FOR approval of Proposal Nos. 4A – 4F.

The Board recommends that stockholders for “FOR” Proposals Nos. 4A through 4F, as described in these Proposals Nos. 4A through 4F.

Significant Differences Between the Charters and Bylaws of Vivani California and Vivani Delaware and Between the Corporate Laws of California and Delaware

The following summarizes a comparison of certain key provisions between the California Incorporation Documents and Delaware Incorporation Documents, as well as certain provisions of California and Delaware corporate laws. The comparison highlights important differences, but is not intended to list all differences, and is qualified in its entirety by reference to such documents and to the respective General Corporation Laws of the States of California and Delaware. Stockholders are encouraged to read the Delaware Charter, the Delaware Bylaws, the California Articles and the California Bylaws in their entirety. The Delaware Charter and Delaware Bylaws are attached to this Proxy Statement, and the California Bylaws and California Articles are filed publicly as exhibits to our periodic reports with the SEC.

Provision	Current California Provision	Proposed Change for Reincorporation
Authorized Shares	300 million shares of common stock, no par value; 10 million shares of Preferred Stock, no par value.	300 million shares of common stock, par value $0.0001; 10 million shares of Preferred Stock, par value $0.0001, none of which are designated.

Provision	Current California Provision	Proposed Change for Reincorporation
Annual Election of Directors

Under California law, at each annual meeting of stockholders, directors shall be elected to hold office until the next annual meeting and until a successor has been elected and qualified, unless the corporation permits staggered terms in the articles of incorporation or bylaws.

Vivani has not opted for staggered director terms, so its directors are subject to election at each annual meeting of directors.

No change. Although Delaware law permits the staggered election of directors, the default rule is that directors are elected annually at each meeting of its stockholders. The Delaware Charter and Delaware Bylaws provide for the election of directors at each annual meeting of stockholders.
Number of Directors

California law requires that board size be specified in the bylaws and that the maximum number of directors may be no more than two times minus one the stated minimum number of directors.

The California Bylaws provide that the number of directors shall be not less than five (5) and not more than nine (9) until changed by Amendment of the Articles or by a Bylaw duly adopted by the stockholders amending such Bylaw provision.

Under Delaware law, the number of directors is fixed by or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors.

The Delaware Charter does not fix a number of directors and the Delaware Bylaws provide that there must be at least one (1) director, with the exact number of directors to be fixed by the Board.

Vote Required to Elect Directors

Under California law, cumulative voting for election of directors is permitted if the stockholder provides advance notice of the intent to exercise cumulative voting. California law also permits public companies to eliminate cumulative voting by the approval of stockholders.

The California Bylaws provide for cumulative voting for election of directors in a meeting of the stockholders. In any election of directors, the candidates receiving the highest numbers of votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected.

Under Delaware law, cumulative voting is not permitted unless the corporation provides for cumulative voting rights in its certificate of incorporation. The default voting standard for the election of directors under Delaware law is a plurality vote; however, the certificate of incorporation or bylaws may specify a different standard for the election of directors, such as a majority of the votes cast.

The Delaware Charter does not provide for cumulative voting. The Delaware Bylaws provide that any election of directors will be determined by a plurality of the votes properly cast on the election of directors.

Removal of Directors

Under California law, directors may be removed by the board of directors if they are of unsound mind or convicted of a felony. The Superior Court of a proper county, upon lawsuit of the stockholders of a corporation who have at least 10 percent of the outstanding shares, may remove a director in case of fraudulent or dishonest acts or gross abuse of authority or discretion.

The California Charter and Bylaws are silent on removal of directors.

Under Delaware law, any director, or the entire board, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote at an election of directors.

The Delaware Charter provides that any director may be removed from office (i) only for cause and (ii) only by the affirmative vote of the holders not less than two-thirds (2/3) of the outstanding shares of capital stock then entitled to vote at an election of Directors.

Filling a Vacancy on the Board of Directors

Consistent with California law, the California Bylaws provide that Board of Directors’ vacancies may be filled by a vote of the Board, or, if the number of directors then in office is less than a quorum, by (1) the unanimous written consent of the directors then in office, (2) the affirmative vote of a majority of the directors then in office at a meeting, or (3) a sole remaining director. A director may be elected at any time to fill a vacancy not filled by the directors by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of directors.

Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws.

The Delaware Bylaws provide that a vacancy will be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders.

Advance Notice of Stockholder Proposals and Director Nominations

Under California law, corporations may set the time period required for stockholders to provide advance notice to the corporation of director nominees and business to be put to vote at the annual meeting of stockholders.

The California Bylaws do not specify an advance notice period for stockholder notification of nominations or other business.

Delaware also permits corporations to set the advance notice time period in the corporation’s bylaws for stockholder director nominations and proposals of business at the annual meeting.

The Delaware Bylaws set the advance notice period for stockholder notification to Vivani for nominations or other business to be between 90 and 120 days prior to the one-year anniversary of the preceding year’s annual meeting of stockholders.

Provision	Current California Provision	Proposed Change for Reincorporation
Ability of Stockholders to Call Special Meetings

Under California law, a special meeting of stockholders may be called by the board of directors, the board chair, the president, or the holders of shares entitled to cast not less than 10% of the votes at such meeting and any additional persons as are authorized by the articles of incorporation or bylaws.

The California Bylaws allow a special meeting to be called by the Board Chairman, the President, or a majority of the members of the Board.

Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any person authorized in the certificate of incorporation or the bylaws.

The Delaware Bylaws allow a special meeting to be called only by the Board of Directors.

Stockholder Action by Consent

California law provides that stockholder action by written consent is available unless otherwise provided in a company’s articles of incorporation.

Vivani has not opted out of this default rule, and therefore the California Bylaws permit stockholders to act by written consent without a meeting. Pursuant to the California Bylaws and California law, the election of directors must be by unanimous stockholder consent; provided that the stockholders may elect a director to fill a vacancy, other than a vacancy created by removal, by the consent of a majority of the outstanding shares entitled to vote.

Under Delaware law the right of stockholders to take action by consent without a meeting must be contained in the certificate of incorporation.

The Delaware Charter provides that any action that may be taken at any meeting of the stockholders may not be taken or effected by a written consent of stockholders in lieu of a meeting.

Dividends, Repurchases and Redemption	Under California law, a corporation may not pay dividends or otherwise make other distributions to its stockholders unless either: (i) the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution plus the preferential dividends arrears amount; or (ii) immediately after the distribution, the value of its assets equals or exceeds the sum of (a) its total liabilities plus (b) the liquidation preference of any shares which have a preference upon dissolution over the rights of stockholders receiving the distribution. These tests are applied to California corporations on a consolidated basis.	Delaware law is generally more flexible than California law with respect to payment of dividends and implementing share repurchase programs. Delaware law generally provides that a corporation may redeem or repurchase its shares out of its surplus. In addition, Delaware law generally provides that a corporation may declare and pay dividends out of surplus, or if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as the excess of a corporation’s net assets (i.e., its total assets minus its total liabilities) over its statutory capital. Moreover, Delaware permits a board of directors to reduce its capital (but not below than the aggregate par value of its outstanding shares of stock) and transfer such amount to its surplus.
Amendment of Charter	Under California law, amendments to the California Articles may be adopted if approved by the Board and approved by the affirmative vote of a majority of the outstanding shares entitled to vote.

The Delaware Charter provides that, except as otherwise required by the Charter or by law, whenever any vote of the stockholders is required to amend or repeal any provision of the Charter, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal voting together as a single class, at a duly constituted meeting of stockholders called expressly for such purpose.

Amendment of Bylaws

Under California law, the board of directors may amend the California Bylaws by default.

The California Bylaws specify that they may be adopted, amended, or repealed by majority stockholder vote, or by majority vote of the Board.

Under Delaware law, the power of the board of directors to amend the Delaware Bylaws must be expressly contained in the Certificate of Incorporation.

The Delaware Charter and Bylaws provides that the Board of Directors may amend the Delaware Bylaws by a majority vote, and the Delaware Bylaws provide that the right of the Board of Directors to amend the Delaware Bylaws is concurrent with the stockholders’ right. The Delaware Bylaws maintain that they may be amended or repealed by a majority stockholder vote.

Provision	Current California Provision	Proposed Change for Reincorporation
Restrictions on Transactions with Interested Stockholders	Section 1203 of the California Corporations Code, which applies to mergers or corporate acquisition transactions with interested stockholders or their affiliates, makes it a condition to the consummation of a merger or other acquisition transaction with an interested stockholder that an affirmative opinion be obtained in writing as to the fairness of the consideration be received by the stockholders of the corporation being acquired.	Under DGCL Section 203, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested stockholder” (generally as a person with 15% or more of the corporation’s outstanding voting stock) for three years following such time as the stockholder became an interested stockholder, unless certain conditions are met. Delaware corporations may opt out of DGCL Section 203 only by express provision in a certificate of incorporation. The Delaware Charter does not include a provision opting out from DGCL Section 203.
Restrictions on Cash Mergers	Under California law, a merger may not be consummated for cash if the purchaser owns more than 50% but less than 90% of the then outstanding shares unless either: (i) all of the stockholders’ consent, or (ii) the California Commissioner of Corporations approves the merger.	Delaware law does not have a provision similar to this California rule.
Exclusive Forum Provisions	Under California law, a corporation may designate certain jurisdictions as the exclusive forum for certain claims. The California Incorporation Documents do not make any exclusive forum designation.

Under Delaware law, a corporation may designate certain jurisdictions as the exclusive forum for certain claims.

Under the Delaware Bylaws, (i) the federal district courts of the United States shall serve as the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, the Exchange Act of 1934, or the respective rules and regulations promulgated thereunder unless we consent in writing to an alternative forum and (ii) the Court of Chancery of the state of Delaware will be the sole and exclusive forum for certain actions involving Vivani unless we consent to an alternative forum. The Court of Chancery would be the exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of, or a claim based on, a breach of a fiduciary duty owed by any current or former director, officer or other employee or stockholder of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or the Charter or Bylaws (including the interpretation, validity or enforceability thereof) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (d) any action asserting a claim governed by the internal affairs doctrine; provided, however, that this will not apply to any causes of action arising under the Securities Act, or the Exchange Act, or to any claim for which the federal courts have exclusive jurisdiction.

Provision	Current California Provision	Proposed Change for Reincorporation
Indemnification and Advancement of Expenses

Indemnification of corporate officers and directors is permitted by California law, provided the requisite standard of conduct is met. California law requires indemnification when the indemnitee has defended the action successfully on the merits. Indemnification is permitted under California law only for acts taken in good faith and believed to be in the best interests of the company and its stockholders.

The California Articles and California Bylaws authorize indemnification to the fullest extent permissible under California law. The California Bylaws also specify that any expenses reasonably incurred by an officer or director (acting in such capacity) defending a claim resulting from such person serving at Vivani’s request as an officer or director of another corporation shall be paid by Vivani.

Delaware law permits corporations to indemnify its directors, officers, employees and agents from expenses and losses arising out of litigation arising by reason of the person’s service to the corporation or to another entity at its request, including, in certain circumstances, litigation by or in the right of the corporation so long as the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, in the case of criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation.

The Delaware Bylaws mandate indemnification for directors and officers, as well as employees or agents of Vivani, that are acting at the request of Vivani, to the fullest extent permissible under Delaware law. The Delaware Bylaws specify that Vivani will advance any expenses incurred by a director defending a claim resulting from such person serving at Vivani’s request as a director. The Delaware Bylaws also specify that Vivani may, at the discretion of the Board, advance any expenses incurred by any officer, employee or agent of Vivani defending a claim resulting from such person serving at Vivani’s request in such capacity.

Elimination of Director and Officer Personal Liability for Monetary Damages

California law permits a corporation to eliminate the personal liability of directors and officers for monetary damages, except where such liability is based on:

(i) Intentional misconduct or knowing and culpable violation of law;

(ii)  Acts or omissions that a director believes to be contrary to the best interests of the corporation or its stockholders or that involve the absence of good faith on the part of the director;

(iii) Any transaction from which a director derived an improper personal benefit;

(iv) Acts or omissions that show reckless disregard for the director’s duty to the corporation or its stockholders, where the director in the ordinary course of performing a director’s duties is, or should be, aware of a risk of serious injury to the corporation or its stockholders;

(v)   Acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its stockholders;

(vi) Transactions between the corporation and a director who has a material financial interest in such transaction; or

(vii) Liability for improper distributions, loans or guarantees.

The California Articles eliminate the liability of directors and officers for monetary damages to the fullest extent permissible under California law.

Substantially similar. Delaware law permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

(i) Breaches of the director’s or officer’s duty of loyalty to the corporation or its stockholders;

(ii)  Acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

(iii) The payment of unlawful dividends or unlawful stock repurchases or redemption; or

(iv) Transactions in which the director or officer received an improper personal benefit.

Such a limitation of liability provision also may not limit a director’s or officer’s liability for violation of, or otherwise relieve the company or directors or officers from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

To the fullest extent permitted by Delaware statutory or decisional law, the Delaware Charter eliminates the liability of directors and officers to Vivani or its stockholders for monetary damages for breach of duty as a director or officer; except for breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of the law, payment of unlawful dividends or unlawful stock repurchases or redemption, or for any transaction from which a director or officer derived an improper personal benefit.

PROPOSAL NO. 5 - NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction

Under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules, commonly referred to as a “say-on-pay vote.”

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers disclosed in the “Executive Compensation” section of this Proxy Statement. The Company believes that its compensation policies and decisions are aligned with our stockholders’ interests, and that the compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, our Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on our Board, the Compensation Committee, or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required and Recommendation

Assuming a quorum is present, approval of this Proposal No. 5 requires the affirmative vote of a majority of the shares represented and voting at the annual meeting. Abstentions from voting on the proposal will have no effect, unless there are insufficient votes in favor of the proposal, such that the affirmative votes constitute less than a majority of the required quorum. In such a case, abstentions will have the same effect as a vote against Proposal No. 5. It is anticipated that Proposal No. 5 will be a non-discretionary proposal considered non-routine under the rules of the NYSE. Broker non-votes will have no effect.

Unless otherwise directed by the stockholders, proxies will be voted FOR approval of Proposal No. 5.

The stockholders of Second Sight Medical Products, Inc., our predecessor company, have previously indicated, on a non-binding advisory basis, that the stockholder advisory vote on executive compensation be conducted every year. As a result, we expect that the next say-on-pay vote will be at the 2024 Annual Meeting of Stockholders.

The Board recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the company’s named executive officers as disclosed in this Proposal No. 5.

EXECUTIVE OFFICERS

Adam Mendelsohn, Ph.D.:  Dr. Mendelsohn has served as our Chief Executive Officer and as a member of our Board of Directors since the Merger in 2022. Prior to this, Dr. Mendelsohn served as the Chief Executive Officer of NPM between from 2009 till 2022. Dr. Mendelsohn received his Ph.D. in bioengineering at the UC San Francisco/UC Berkeley Joint Graduate Group in Bioengineering, Class of 2011, during which he was awarded an NSF fellowship to perform research at Kyoto University and published multiple peer-reviewed articles describing new treatment options for Type 1 diabetes through the immuno-isolated transplantation of insulin-producing cells under the direction of Professor Tejal A. Desai. While in graduate school, Dr. Mendelsohn served as the director for the Venture Innovation Program in Life Sciences and completed his certificate in Management of Technology with the Haas School of Business. Dr. Mendelsohn has served as a Technical Advisor to the Alfred E. Mann Institute for Biomedical Engineering at USC, a fellow of the Startup Leadership Program, the President of UCSF’s Graduate Division Alumni Association and is currently a board member of the Maestro Foundation. We believe Dr. Mendelsohn is qualified to serve on the combined company’s board of directors because of his scientific background and his senior management experience in the biotechnology industry.

Truc Le, M.B.A.: Mr. Le brings over 35 years of manufacturing, quality, and overall operations experience with devices and complex drug-device combination products. Mr. Le has served as our Chief Operating Officer since the Merger in 2022. From 2020 until the Merger in 2022, Mr. Le was the Chief Operating Officer of NPM. From 2011 to March 2020, Mr. Le was the Chief Technical Operations Officer for Dance Biopharm — a leader in aqueous respiratory therapy delivery with Drug and Device combination products. As the Chief Technical Operations Officer, he built operations, R&D, quality systems, manufacturing, supply chain, product development, formulation, and IT. From 2009 to 2011, Mr. Le was the Chief Operating Officer for Avid Bio Services, Inc., a leading contract development, manufacturing organization (CDMO) that specializes in clinical trials and commercial distribution of monoclonal antibodies and recombinant proteins. From 2007 to 2009, Mr. Le served as the EVP Manufacturing and Quality for PrimaBiomed, a cell therapy company, and as a consultant for several drug/device companies. From 2001 to 2007, Mr. Le was Senior Vice President of Operations, Product Development, Quality, and Regulatory Affairs for Nektar Therapeutics, a biopharmaceutical company, where he led the commercial formulation and device manufacturing for Exubera®. From 1999 to 2001, he consulted for multiple large pharmaceutical and medical device companies, including Abbott, Medtronic, Baxter, and Dow Chemical, where he specialized in due-diligence, operation effectiveness, and PAI readiness. From 1981 to 1999, Mr. Le was employed for a division of Johnson & Johnson, a multinational company that develops medical devices, pharmaceutical products, and consumer packaged goods, as the Worldwide Vice-President of Regulatory Compliance and Quality Systems. His work at Johnson & Johnson included more than ten years in operations, regulatory affairs, product development, manufacturing, and quality for ophthalmic products such as cataract devices and implants and drug products for ophthalmic surgery procedures. Mr. Le has a B.S. in mechanical engineering and a M.B.A. in Management. He completed numerous executive leaderships training programs, including World Class Manufacturing at Duke University, Executive Management at Harvard University, and a QSR trainer at AAMI/FDA.

Lisa Porter, M.D.: Dr. Porter has over 25 years of experience in developing medicines for metabolic diseases with a focus on bringing innovative therapies to patients with high unmet need. She serves as our Chief Medical Officer since 2022. From 2020 until the Merger in 2022, Dr. Porter was the Chief Medical Officer of NPM. Before 2020, she served as CMO, Metabolic Diseases for Eiger Biopharmaceuticals, a clinical-stage biopharmaceutical company, where she led clinical development for the orphan diseases post bariatric hypoglycemia and Hutchinson-Gilford Progeria Syndrome resulting in FDA breakthrough therapy designation for both programs. Dr. Porter worked at Eiger Biopharmaceuticals from 2017 – 2018. She served as CMO for Dance BioPharma (now Aerami Therapeutics), a company developing inhaled therapies for the treatment of severe respiratory and chronic diseases, from 2014 to 2017 and Vice President, Medical Development for Amylin Pharmaceuticals, a biopharmaceutical company, from 2009 to 2013 where she led the R&D efforts for the Amylin-Lilly Alliance, culminating in the approval of the GLP-1 agonist Bydureon, the first once weekly treatment for Type 2 diabetes. Prior to joining Amylin, Dr. Porter held progressively increasing leadership positions at GlaxoSmithKline Pharmaceuticals, a multinational pharmaceutical company, from 1999 to 2004 with responsibilities for the clinical strategy for Avandia and early obesity compounds. She was Associate Medical Director for Zeneca Pharmaceuticals, a multinational pharmaceutical and biotechnology company, from 1997 to 1999. Dr. Porter was a board member of Viacyte, Inc. from January 2022 until its acquisition by Vertex was completed in September 2022. Dr. Porter earned a B.S. in Biology from the College of William & Mary, an M.D. from Duke University and completed fellowship training in Endocrinology and Hypertension at Brigham and Women’s Hospital.

Brigid A. Makes, M.B.A.: Ms. Makes joined our Company as Chief Financial Officer in 2022. From 2017 to 2022, she served as an independent consultant for primarily private medical device companies. Prior to that, Ms. Makes served as Senior Vice President and Chief Financial Officer of Miramar Labs from 2011 to 2017, a global medical device company dedicated to bringing innovative applications to the aesthetic marketplace, which was acquired by Sientra in July 2017. From 2006 to 2011, Ms. Makes served in the same roles for AGA Medical, a medical device company specializing in the treatment of structural heart defects, which was acquired by St. Jude Medical, in November 2010. Prior to AGA Medical, from 1999 to 2006, Ms. Makes served in a variety of executive positions, including as Chief Financial Officer, for Nektar Therapeutics (formerly Inhale Therapeutics), a biopharmaceutical company. Ms. Makes also served as Chief Financial Officer for Oravax, a biopharmaceutical company, from 1998 to 1999 and for Haemonetics Corp, a company specializing in the management of blood supplies, from 1995 to 1998.Since December 2019, Ms. Makes has also been a member of the board of directors of Mind Medicine (MindMed) Inc., a publicly traded neuro-pharmaceutical company, where Ms. Makes serves on the Audit Committee as chair. On April 15, 2023, Ms. Makes provided notice to the board of directors of Mind Medicine of her decision not to stand for re-election at the 2023 annual general meeting of shareholders of Mind Medicine.  Since 2020, Ms. Makes also serves as a director of Aziyo Biologics (“Aziyo”), a commercial-stage regenerative medicine company. Ms. Makes chairs both the Audit and Compensation Committees and is on the Corporate Governance & Nominating Committee for Aziyo. Since June 2021, Ms. Makes has served as a director and chair of the Audit Committee for Quantum-Si, Inc., a life science tools company focused on commercializing a unique protein sequencing platform. Ms. Makes also serves on the Compensation Committee. Ms. Makes holds a Bachelor of Commerce degree in Finance and International Business from McGill University and an M.B.A. from Bentley University.

Donald Dwyer, M.B.A.: Mr. Dwyer has served as the Chief Business Officer since the Merger in 2022. Prior to this, Mr. Dwyer was at NPM and served as Chief Business Officer from 2021 to 2022, as consultant from 2019 to 2020 and as an observer to NPM board of directors from 1996 to 2019 (while employed at AstraZeneca). He is a science-based business leader with over 40 years of experience in the biopharmaceutical industry and a broad background in leadership across a wide range of technologies and disease areas. Mr. Dwyer has held director level positions in quality assurance/control and regulatory affairs at Rhone-Poulenc Rorer (now part of Sanofi), from 1986 to 1993 and Cephalon (now part of Teva Pharmaceuticals), from 1993 to 1995); and drug development, sales, commercial and business development at AstraZeneca, from 1995 to 2019. He also served as AstraZeneca’s observer on the Board of Directors for PhaseBio, a clinical-stage biopharmaceutical company until a successful IPO, (2014 – 2018) and NPM (2015 – 2019). At AstraZeneca, ~~,~~ he was Executive Director Business Development and Early Asset (pre-Phase 3) Commercial lead for Cardiovascular, Renal and Metabolic Disease where he co-led the $2.7B acquisition of LOKELMA (hyperkalemia) from ZS Pharma and the $1.2B licensing and co-commercialization deal for TC-5214 (major depressive disorder) with Targacept. On the divestment side, Don was also co-lead on multiple projects including the ZOLADEX implant (cancer), Earlier in his career, he was the US commercial head for key brands including TOPROL-XL (heart failure, hypertension, angina); ATACAND (hypertension); ONGLYZA (diabetes); FARXIGA (diabetes); SEROQUEL (bipolar disorder) and ABRAXANE (cancer). Mr. Dwyer is a graduate of the University of Central Connecticut (chemistry/biology) and Temple University Fox School of Business (M.B.A.).

EXECUTIVE COMPENSATION

2022 Summary Compensation Table

The following table provides information regarding the total compensation awarded to, earned by, or paid to our named executive officers, or “NEOs,” during the fiscal years ended 2021 and 2022.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

Adam Mendelsohn,	2022	300,000	—	—	12,014	312,014
Chief Executive Officer	2021	300,000	—	—	8,300	308,300

Brigid Makes, Chief Financial Officer	2022	196,644	—	101,383	7,982	306,009

Truc Le,	2022	300,000	25,000	—	12,200	337,200
Chief Operating Officer	2021	300,000	—	241,674	11,000	552,674

Scott Dunbar, Former	2022	295,938	79,433	3,575	3,207	382,153
Chief Executive Officer	2021	234,544	66,845	—	4,296	305,685

(1)	Represents the base salary amount for each of the named executive officers for the applicable year.
(2)	Represents the amounts payable as discretionary cash bonuses for the applicable year.
(3)	Represents the aggregate grant date fair value of stock option awards granted during the applicable year prorated for respective start dates as measured pursuant to ASC Topic 718 as stock-based compensation in our consolidated financial statements. This calculation does not give effect to any estimate of forfeitures related to service-based vesting and assumes that the executive will perform the requisite service for the award to vest in full.
(4)	Includes employer matching contributions to the named executive officers under the Company 401(k) plan.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

None of our named executive officers have employment agreements at this time.

Executive Compensation Elements

Executive compensation of Vivani’s officers is primarily comprised of base salary. Vivani provides stock option grants that generally vest over four years, but some grants may be granted with special terms at the Board’s discretion.  The Company offers a comprehensive benefits package.

Base Salaries

Our named executive officers each receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors or the compensation committee, and may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

For fiscal year 2022, the annual base salary for each of Mr. Adam Mendelsohn, Ms. Makes, Mr. Le, and Mr. Dunbar was $300,000, $196,644, $300,000, and $295,938, respectively.

Bonuses

The Company does not sponsor a formal bonus plan. Mr. Dunbar received a discretionary cash bonus in 2022 based on achievement of individual performance with Second Sight prior to the Merger.

Equity Compensation

The Company adopted the 2022 Plan, which became effective August 30, 2022. The purpose of the 2022 Plan is to encourage and enable the officers, employees, non-employee directors and consultants of the Company and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. For details on equity awards granted during the fiscal year ended December 31, 2022, please see “Outstanding Equity Awards at 2022 Fiscal Year-End” below.

Employee Benefits Program

Executive officers, including the named executive officers, are eligible to participate in all of Vivani’s employee benefit plans, including medical insurance, on the same basis as other employees, subject to applicable law. Vivani offers a choice of multiple medical, dental, and vision plans, as well as disability and life insurance. The Company also offers a 401(k) plan with a Company matching contribution.

Change in Control Benefits

There are no contracts, agreements, plans, or arrangements that provide executives any benefits if there is a change in control.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table sets forth certain information concerning outstanding unexercised, unvested, and/or unearned equity awards that were held as of December 31, 2022 by our named executive officers. In February 2022, we announced the signing of a definitive merger agreement between Nano Precision Medical, Inc. (“NPM”) and Second Sight Medical Products, Inc. (“Second Sight”), pursuant to which NPM would become a wholly-owned subsidiary of Second Sight. On August 30, 2022, the two companies completed the merger, concurrent with which Second Sight changed its name to Vivani Medical, Inc. and now conducts the present business of our company. In connection with this transaction, we completed a one for three reverse split of our common stock in August 2022. The share amounts and prices in the table below give effect to such reverse split. Unless otherwise noted, all awards expire 10 years after the grant date.

	OPTION AWARDS
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)

Adam Mendelsohn	11/14/2018	60,373	(1)	—		3.15

Brigid Makes	9/14/2022	13,583	(1)	—		2.80
	11/7/2022	1,041		48,959	(2)	1.77

Truc Le	7/23/2020	526,080		77,652	(3)	3.15
	3/8/2021	66,033		84,900	(2)	3.15

Scott Dunbar	4/1/2014	312	(1)			120.00
	9/26/2014	1,768	(1)			216.00
	3/25/2015	208	(1)			314.16
	1/21/2016	384	(1)			98.40
	1/18/2017	833	(1)			41.52
	1/2/2018	833	(1)			48.24
	1/23/2018	1,367	(1)			19.56
	2/12/2020	1,375	(1)			17.94
	11/7/2022	—		2,500	(4)	1.77

(1)	This option was fully vested as of December 31, 2022.

(2)	This option vests in equal monthly tranches over the first four years following the grant date.

(3)	This option vests 50% on the grant date, 25% at six-month anniversary of the grant date and the remainder vests monthly over the following two and one half years.

(4)	This option vests 25% on the one-year anniversary of the grant date, and the remainder vests in equal monthly tranches over the next three years following two- and one-half years.

Equity Compensation Plan Information

The following table provides information as of December 31, 2022 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by security holders(1)	5,272,014	$3.07	4,875,140
Equity compensation plans not approved by security holders	—	—	—
Total	5,272,014	$3.07	4,875,140

(1)	Consists of the 2022 Plan.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid (as calculated in accordance with Item 402(v) of Regulation S-K) to our PEO 1 (Adam Mendelsohn), PEO 2 (Scott Dunbar), and on an average basis, our other non-PEO NEOs in each case, as determined under SEC rules and certain financial performance measures.

The following table shows the total compensation for our PEOs and NEOs for the fiscal year 2022 as set forth in the Summary Compensation Table, the “compensation actually paid” to our PEO 1 (Adam Mendelsohn), PEO 2 (Scott Dunbar), and on an average basis, our other non-PEO NEOs (in each case, as determined under SEC rules), our TSR and our net income.

	Summary		Summary		Average Summary	Average
	Compensation	Compensation	Compensation	Compensation	Compensation	Compensation	Total
Fiscal	Table Total	Actually Paid	Table Total	Actually Paid	Table Total	Actually Paid	Shareholder
Year	for PEO[1]	to PEO[2]	for PEO 2[1]	to PEO 2[2]	for non-PEO NEOs[3]	to non-PEO NEOs[2]	Return[4]	Net Income
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$312,014	$292,957	$382,153	$379,269	$321,605	($70,376)	$20.52	($13,889,000)

1 The dollar amount reported in columns (b) and (d) is the amount of total compensation reported for the PEO and PEO2 in the “Total” column of the Summary Compensation Table. Refer to the Summary Compensation Table as set forth on page 42 of this proxy statement.

2 The dollar amounts reported in column (c), (e), and (g) represent the amount of “compensation actually paid” (otherwise known as CAP), as computed in accordance with SEC rules. “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. We do not have a defined benefit plan so no adjustment for pension benefits is included in the table below. Similarly, no adjustment is made for dividends we do not pay dividends. The following table details these adjustments:

			Grant Date Value of	Year End Value of	Change in Value of	Change in Value of	TOTAL
Fiscal Year		SCT (a)	New Awards (b)	New Awards (i)	Prior Awards (ii)	Vested Awards (iii)	Equity CAP (c)=(i)+(ii)+(iii)	CAP (d) =(a)-(b)+(c)
2022	PEO	$312,014	$0	$0	$0	($19,057)	($19,057)	$292,957
	PEO 2	$382,153	($3,575)	$1,519	$0	($829)	$691	$379,269
	NEOs	$321,605	($50,692)	$14,826	($312,905)	($43,210)	($341,289)	($70,376)

(a)The dollar amounts reported in the Summary Compensation Table for the applicable year.

(b)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(c)The recalculated value of equity awards for each applicable year includes the addition (or subtraction, as applicable) of the following:

(i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;

(ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

(iii) for awards that vest in applicable year, the change in the fair value as of the vesting date from the beginning of the applicable year.

The valuation assumptions and processes used to recalculate fair values did not materially differ from those disclosed at the time of grant.

(d)“Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules

3 The dollar amounts reported in column (d) are the average amounts of total compensation reported for the other Named Executive Officers for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to the Summary Compensation Table as set forth on page 42 of this proxy statement. For 2022, the other NEOs were:

2022	Truc Le, Brigid Makes

4 TSR determined in Column (h) is based on the value of an initial fixed investment of $100 as of IPO on August 30, 2021.

Relationship Between “Compensation Actually Paid” and Performance Measures

The Summary Compensation Table Total for each executive consists of items that flow directly into Compensation Actually Paid (Salary, Bonus, and Other Compensation) and equity awards whose change in value from the year of grant through the vest date is reflected in the Compensation Actually Paid value. Vivani’s stock price decreased over fiscal year 2022, which drives down the fair value of these equity awards and causes the Compensation Actually Paid value to be lower than the Summary Compensation Table total value. Because we are not a commercial-stage company, we did not have any revenue during the periods presented. Consequently, our company has not historically looked to net income (loss) as a performance measure for our executive compensation program. Currently, there is no direct link between Net Income and Compensation Actually Paid.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information known to us about beneficial ownership of our common stock by:

●	each of our current directors;

●	each of our current named executive officers;

●	all of our directors and executive officers as a group; and

●	each person known by us to beneficially own 5% or more of our common stock.

The column entitled “Percentage Beneficially Owned” is based on a total of 50,735,770 shares of our common stock outstanding as of March 31, 2023. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of March 31, 2023 through the exercise of any option, warrant, conversion privilege or similar right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options and warrants that are exercisable within 60 days of March 31, 2023 are considered to be outstanding. and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name and address of Beneficial Owners	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
10% Stockholders
Joachim & Yaeko Bolck(1)	5,396,723	10.6
Directors and Executive Officers
Gregg Williams(2)	21,556,636	35.5
Adam Mendelsohn(3)	3,809,305	7.5
Aaron Mendelsohn(4)	1,196,419	2.4
Truc Le(5)	629,405	1.2
Dean Baker(6)	288,043	*
Brigid A. Makes(7)	19,833	*
Scott Dunbar(8)	10,398	*
Alexandra Larson(9)	4,030	*
All current directors and executive officers as a group (10 persons)	28,220,372

*	Represents less than one percent.

1.	Shares beneficially owned by Joachim and Yaeko Bolck include (i) 2,434,229 shares of common stock owned by Joachim & Yaeko Bolck Conservator for Hideo Saito Bolck, (ii) 2,434,229 shares of common stock owned by Joachim & Yaeko Bolck Conservator for Yasuo Saito Bolck and (iii) 528,265 shares of common stock owned by Joachim & Yaeko Bolck.

2.	Includes (i) 11,636,814 shares of common stock, 9,247,170 shares of common stock issuable upon exercise of warrants, and 672,651 shares of common stock issuable upon exercise of options by entities controlled by Gregg Williams.
3.	Includes 3,712,573 shares of common stock controlled by Dr. Mendelsohn and his spouse, 36,359 shares of common stock issuable upon exercise of warrants and 60,373 shares of common stock issuable upon exercise of options owned by Dr. Adam Mendelsohn. Does not include Dr. Adam Mendelsohn’s 10% pecuniary interest in MFE, LLC. See note 4 below.
4.	Includes (i) 1,076,487 shares of common stock controlled by Mr. Aaron Mendelsohn including those owned by MFE, LLC over which Mr. Mendelsohn has sole voting and dispositive authority and 25,927 shares of common stock issuable upon exercise of warrants and 94,005 shares of common stock issuable upon exercise of options.
5.	Includes 629,405 shares of common stock issuable upon exercise of options by Mr. Le.
6.	Includes 197,482 shares of common stock owned by Mr. Baker and 90,561 shares of common stock issuable upon exercise of options.
7.	Includes 19,833 shares of common stock issuable upon the exercise of options by Ms. Makes.
8.	Includes 2,383 shares of common stock owned by Mr. Dunbar and 935 shares of common stock issuable upon exercise of warrants and 7,080 share of common stock issuable upon exercise of options by Mr. Dunbar.
9.	Includes 167 shares of common stock owned by Ms. Larsen and 3,863 shares of common stock issuable upon the exercise of options by Ms. Larsen.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements discussed above in the sections titled “Director Compensation” and “Executive Compensation,” Vivani describes below transactions and series of similar transactions, since the beginning of Vivani’s last fiscal year, to which Vivani was a party or will be a party, in which:

●	the amounts involved exceeded or will exceed $120,000; and

●	any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Agreement and Plan of Merger with Nano Precision Medical, Inc.

As disclosed in Current Report on Form 8-K filed with the SEC on February 8, 2022, on February 4, 2022, Second Sight entered into the agreement and plan of merger (the “Merger Agreement”) with NPM, and, upon and subject to the execution of a joinder, NPM Acquisition Corp., a California corporation and a wholly-owned subsidiary of Second Sight (“Merger Sub”). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, NPM merged with and into Merger Sub (the “Merger”), and upon consummation of the Merger, Merger Sub ceased to exist and NPM became a wholly-owned subsidiary of Second Sight. Upon completion of the Merger and subject to stockholder approval, Second Sight changed its name to Vivani and its trading symbol to “VANI”.

Subject to the terms and conditions of the Merger Agreement, after the Merger was completed, the securities of NPM were converted into the right to receive an aggregate of approximately 134,349,464 of shares of Second Sight’s common stock (the “Merger Shares”) representing approximately 77.32% of the base amount common stock of Second Sight.

The Merger involved change of control and was consummated following the approval of Second Sight’s stockholders. Second Sight filed a Registration Statement on Form S-4 in connection with the Merger to register the Merger Shares.

SAFE Agreement

On February 4, 2022, in connection with the Merger, Second Sight and NPM also entered into an agreement (“SAFE”) whereby Second Sight provided to NPM, pending closing of the Merger, an investment advance of $8.0 million which, effective upon the termination date of the Merger Agreement without completion of the Merger, will result in NPM’s issuing to Second Sight that number of shares of NPM common stock which following that issuance will equal not less than 2.133% of the issued and outstanding shares of NPM common stock assuming exercise or conversion of all outstanding vested and unvested options, warrants, and convertible securities. In the event NPM completes an equity financing at a lower valuation, Second Sight may be eligible to receive additional shares of NPM common stock as set forth in the SAFE. Following the completion of the Merger, the SAFE was terminated.

Related Parties in Connection with the Merger and SAFE

Certain of Second Sight’s directors had interests in the Merger that are different from, or in addition to, the interests of Second Sight’s stockholders generally. These interests could have presented them with actual or potential conflicts of interest.

Common Directorship

Three of Vivani’s directors, Gregg Williams, Aaron Mendelsohn, and Dean Baker were also directors of NPM.

Securities Ownership

Three of Vivani’s directors, Gregg Williams, Aaron Mendelsohn, and Dean Baker had investments and financial interests in NPM as follows (on an as converted basis):

Name of Director	Ownership of NPM Common Stock
Gregg Williams	31.84%
Dean Baker	0.58%
Aaron Mendelsohn	1.79%

Family Relationships

Vivani’s director, Aaron Mendelsohn, is the father of Adam Mendelsohn. Adam Mendelsohn, who was a co-founder, chief executive officer, director and principal stockholder of NPM, is the chief executive officer, a director and principal stockholder of Vivani following the consummation of the Merger.

Special Committee

As a result of the aforementioned actual or potential conflicts of interests, the Special Committee, consisting of members having no affiliation with NPM, was created for the purpose of evaluating the proposed Merger and determining whether the Merger Agreement and the proposed Merger are in the best interests of Second Sight and its stockholders. The Special Committee consisted of Will McGuire, Matthew Pfeffer, and Alexandra Larson.

The Special Committee was empowered to investigate the proposed transaction with NPM, negotiate the terms of the proposed transaction with NPM or elect not to pursue the proposed transaction with NPM and, in the Special Committee’s discretion, explore and evaluate potential alternative transactions. Following multiple consultations with financial and legal advisers, the Special Committee issued its recommendation for the Second Sight Board to approve the proposed merger on the terms of the Merger Agreement and the concurrently entered SAFE agreement. Notwithstanding the foregoing, there can be no assurance that the efforts of the Special Committee in connection with the proposed merger were sufficient, nor can there be an assurance that the Special Committee was aware of and considered all the relevant facts and circumstances surrounding the proposed merger. The opinion of the Special Committee was based on then-available information, as of the date of each such opinion and does not reflect any subsequent events. Therefore, there can be no assurance that the terms of the proposed merger are fair and in the best interest of Second Sight despite the opinion of the Special Committee.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2024 proxy statement must submit in accordance with procedures outlined Rule 14a-8 under the Exchange Act so that it is received by us no later than December 30, 2023. However, if the date of the 2024 annual meeting is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is reasonable time before we begin to print and send proxy materials for the 2024 Annual Meeting of Stockholders. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered untimely if received after March 14, 2024. Stockholder proposals and the required notice should be addressed to Vivani Medical, Inc., 5858 Horton Street Suite 280, Emeryville, CA 94608, Attention: Corporate Secretary.

If the Reincorporation Proposal (Proposal No. 3) is approved by stockholders at the 2023 Annual Meeting, then our Delaware Bylaws will provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely, the required notice must be in writing and received by our corporate secretary at our principal executive offices no earlier than February 16, 2024, and no later than March 17, 2024.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 16, 2024. Such notice must comply with the additional requirements of Rule 14a-19(b). Stockholder proposals and the required notice should be addressed to Vivani Medical, Inc., 5858 Horton Street Suite 280, Emeryville, CA 94608, Attention: Corporate Secretary.

STOCKHOLDER MATTERS

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, or if no recommendation is given, in their own discretion.

Our consolidated financial statements for the fiscal year ended December 31, 2022, are included in our Annual Report on Form 10-K. Our Annual Report and this Proxy Statement are posted on our website at www.vivani.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Investor Relations, Vivani Medical, Inc., 5858 Horton Street #280, Emeryville, CA 94608. The Annual Report includes the financial statements and management’s discussion and analysis of financial condition and results of operations. The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Proxy Statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this proxy statement, we will send a copy to you if you address your written request to Vivani Medical, Inc., 5858 Horton Street, Suite 280, Emeryville, CA 94608, or call telephone number (818) 833-5000.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold.  You are, therefore, requested to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Emeryville, California

April 18, 2023

Copies of the documents referred to above that appear on our website are also available upon request by any stockholder addressed to our Corporate Secretary, Vivani Medical, Inc., 5858 Horton Street Suite 280, Emeryville, CA 94608.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file with the SEC reports about their ownership of common stock and other equity securities of the Company. Such directors, officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the reports provided to us and on representations received from our directors and executive officers, we believe that all of our executive officers, directors and persons who beneficially own more than 10% of our common stock complied with all Section 16(a) filing requirements except for Joachim and Yaeko Bolck who were delinquent in making Form 3 filings upon becoming a 10% owner of a registered class of common stock and additional filings with respect to their transactions in such common stock during fiscal year 2022.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the “Audit Committee”) has furnished this report concerning the independent audit of the Company’s consolidated financial statements. Each member of the Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and rulemaking of the Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Market regulations. A copy of the Audit Committee Charter is available on the Company’s website at http://www.vivani.com.

The Audit Committee’s responsibilities include assisting the Board of Directors regarding the oversight of the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the independent registered public accounting firm.

In fulfilling its responsibilities, the Audit Committee of the Board has:

●	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2022, with management and with the Company’s independent registered public accounting firm, BPM LLP;

●	discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 1301, “Communications with Audit Committees”, as adopted by the Public Company Accounting Oversight Board (“PCAOB”); and

●	received and reviewed the written disclosures and letter from the independent auditors required by the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with BPM LLP matters relating to its independence from the Company and its management.

In addition, the Audit Committee has regularly met separately with management and with BPM LLP.

Based upon the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

AUDIT COMMITTEE OF THE BOARD
Gregg Williams
Alexandra Larson
Dean Baker (Chairman)

Appendix A

VIVANI MEDICAL, INC.

PLAN OF CONVERSION

This Plan of Conversion (this “Plan”) sets forth certain terms of the conversion of Vivani Medical, Inc. (f/k/a Second Sight Medical Products, Inc.), a California corporation (the “California Corporation”), to a Delaware corporation (the “Delaware Corporation”), pursuant to the terms of the California Corporations Code (as amended, “CCC”) and the General Corporation Law of the State of Delaware (as amended, the “DGCL”).

WITNESSETH:

WHEREAS, the California Corporation was incorporated on May 22, 2003;

WHEREAS, upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 1152 of the CCC and Section 265 of the DGCL, the California Corporation will be converted to a Delaware Corporation;

WHEREAS, the board of directors of the California Corporation (the “Board”) has unanimously (i) determined that the Conversion (as defined below) is advisable and in the best interests of the California Corporation and its stockholders and (ii) approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Delaware Corporation, the California Certificate of Conversion and the Delaware Certificate of Conversion (as each is defined below);

WHEREAS, the stockholders of the California Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Delaware Corporation, the California Certificate of Conversion and the Delaware Certificate of Conversion; and

WHEREAS, in connection with the Conversion, at the Effective Time (as hereinafter defined), each share of Common stock, no par value per share (the “California Common Stock”), of the California Corporation issued and outstanding immediately prior to the Effective Time shall be cancelled and converted into one share of Common stock, par value $0.0001 per share (the “Delaware Common Stock”), of the Delaware Corporation.

The mode of carrying out the Conversion into effect shall be as described in this Plan.

ARTICLE I

THE CONVERSION

1.1   Conversion.   At the Effective Time (as hereinafter defined), the California Corporation will be converted to the Delaware Corporation, pursuant to, and in accordance with, Section 1152 of the CCC and Section 265 of the DGCL (the “Conversion”), whereupon the California Corporation will continue its existence in the organizational form of the Delaware Corporation, which will be subject to the laws of the State of Delaware. The Board and the stockholders of the California Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Certificate of Incorporation and Bylaws of the Delaware Corporation, the California Certificate of Conversion and the Delaware Certificate of Conversion.

1.2   Certificate of Conversion.   The California Corporation shall file a certificate of conversion in the form attached hereto as Exhibit A (the “California Certificate of Conversion”) with the Secretary of State of the State of California (the “California Secretary of State”) and shall file certificate of conversion in the form attached hereto as Exhibit B (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware, and the California Corporation or the Delaware Corporation, as applicable, shall make all other filings or recordings required by the CCC or DGCL in connection with the Conversion.

1.3   Effective Time.   The Conversion will become effective upon the filing of the California Certificate of Conversion with the California Secretary of State and the Delaware Certificate of Conversion filed with the Delaware Secretary of State or at such later time as specified in the California Certificate of Conversion and the Delaware Certificate of Conversion (the “Effective Time”).

ARTICLE II

ORGANIZATION

2.1   Delaware Governing Documents.   At the Effective Time, the Certificate of Incorporation and Bylaws of the Delaware Corporation, in the form attached hereto as Exhibits C and D (the “Delaware Governing Documents”), shall govern the Delaware Corporation until amended and/or restated in accordance with the Delaware Governing Documents and applicable law.

2.2   Directors and Officers.   From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the California Corporation or its stockholders, the members of the Board and the officers of the California Corporation holding their respective offices in the California Corporation existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Delaware Corporation.

ARTICLE III

EFFECT OF THE CONVERSION

3.1   Effect of Conversion.   At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the CCC and the DGCL. Without limitation of the foregoing, for all purposes of the laws of the State of California, all of the rights, privileges and powers of the California Corporation, and all property, real, personal and mixed, and all debts due to the California Corporation, as well as all other things and causes of action belonging to the California Corporation, shall remain vested in the Delaware Corporation and shall be the property of the Delaware Corporation, and all debts, liabilities and duties of the California Corporation shall remain attached to the Delaware Corporation, and may be enforced against the Delaware Corporation to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Delaware Corporation.

3.2   Conversion of Shares.   At the Effective Time, by virtue of the Conversion and without any further action on the part of the California Corporation or the stockholders, each share of California Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and converted into one share of Delaware Common Stock.

ARTICLE IV

MISCELLANEOUS

4.1   Abandonment or Amendment.   At any time prior to the filing of the Certificate of Conversion with the California Secretary of State, the Board may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan.

4.2   Captions.   The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.

4.3   Tax Reporting.   The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of Section 368(a)(1)(F) of the Code.

4.4   Governing Law.   This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

Appendix B

CERTIFICATE OF INCORPORATION

OF

VIVANI MEDICAL, INC.

ARTICLE I

The name of the Corporation is Vivani Medical, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is c/o Registered Agent Solutions, Inc., 838 Walker Road, Suite 21-2, Dover, County of Kent, DE 19904. The name of its registered agent at such address is Registered Agent Solutions, Inc.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is three hundred ten million shares (310,000,000), of which (i) three hundred million (300,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) ten million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).

Except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may be increased or decreased (but not below the number of shares of such class then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL.

The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.

A. COMMON STOCK

Subject to all the rights, powers and preferences of the Undesignated Preferred Stock and except as provided by law or in this Certificate (or in any certificate of designations of any series of Undesignated Preferred Stock):

(a)          the holders of the Common Stock shall have the exclusive right to vote for the election of directors of the Corporation (the “Directors”) and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (or on any amendment to a certificate of designations of any series of Undesignated Preferred Stock) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Undesignated Preferred Stock if the holders of such affected series of Undesignated Preferred Stock are entitled to vote, either separately or together with the holders of one or more other such series, on such amendment pursuant to this Certificate (or pursuant to a certificate of designations of any series of Undesignated Preferred Stock) or pursuant to the DGCL;

(b)          dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors or any authorized committee thereof; and

(c)          upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

B. UNDESIGNATED PREFERRED STOCK

The Board of Directors or any authorized committee thereof is expressly authorized, to the fullest extent permitted by law, to provide by resolution or resolutions for, out of the unissued shares of Undesignated Preferred Stock, the issuance of the shares of Undesignated Preferred Stock in one or more series of such stock, and by filing a certificate of designations pursuant to applicable law of the State of Delaware, to establish or change from time to time the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof.

ARTICLE V

STOCKHOLDER ACTION

1.           Action without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof.

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2.           Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, and special meetings of stockholders may not be called by any other person or persons. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

ARTICLE VI

DIRECTORS

1.           General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

2.           Number of Directors; Term of Office. The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. Directors shall be elected for a term of office to expire at the first succeeding annual meeting of stockholders after their election. Notwithstanding the foregoing, the Directors elected shall hold office until their successors are duly elected and qualified or until their earlier resignation, death or removal.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Certificate, the holders of any one or more series of Undesignated Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate and any certificate of designations applicable to such series.

3.           Vacancies. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term for which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors, when the number of Directors is increased or decreased, the Board of Directors shall, subject to Article VI.3 hereof, determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

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4.           Removal. Subject to the rights, if any, of any series of Undesignated Preferred Stock to elect Directors and to remove any Director whom the holders of any such series have the right to elect, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office (i) only for cause and (ii) only by the affirmative vote of the holders not less than two-thirds (2/3) of the outstanding shares of capital stock then entitled to vote at an election of Directors. At least forty-five (45) days prior to any annual or special meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the Director whose removal will be considered at the meeting.

ARTICLE VII

LIMITATION OF LIABILITY

1.           Directors. To the fullest extent permitted by the DGCL, a Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a Director, except for liability (a) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

2.           Officers. To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article VII, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

3.           Amendment or Modification. Any amendment, repeal or modification of this Article VII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a Director or Officer, as applicable, at the time of such amendment, repeal or modification.

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ARTICLE VIII

AMENDMENT OF BYLAWS

1.           Amendment by Directors. Except as otherwise provided by law, the Bylaws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office.

2.           Amendment by Stockholders. Except as otherwise provided therein, the Bylaws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.

ARTICLE IX

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. Except as otherwise required by this Certificate or by law, whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Certificate, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal voting together as a single class, at a duly constituted meeting of stockholders called expressly for such purpose.

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THIS CERTIFICATE OF INCORPORATION is executed as of this ____ day of __________, 2023.

Vivani Medical, Inc.

By:
Name:	Adam Mendelsohn
Title:	Chief Executive Officer

Appendix C

BYLAWS

OF

VIVANI MEDICAL, INC.

(the “Corporation”)

ARTICLE I

Stockholders

SECTION 1.           Annual Meeting. The annual meeting of stockholders (any such meeting being referred to in these Bylaws as an “Annual Meeting”) shall be held at the hour, date and place within or without the United States that is fixed by the Board of Directors, which time, date and place may subsequently be changed at any time, before or after the notice for such meeting has been sent to the stockholders, by vote of the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office. If no Annual Meeting has been held for a period of thirteen (13) months after the Corporation’s last Annual Meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these Bylaws or otherwise, all the force and effect of an Annual Meeting. Any and all references hereafter in these Bylaws to an Annual Meeting or Annual Meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

SECTION 2.           Notice of Stockholder Business and Nominations.

(a)           Annual Meetings of Stockholders.

(1)           Nominations of persons for election to the Board of Directors of the Corporation (the “Board of Directors”) and the proposal of other business to be considered by the stockholders may be brought before an Annual Meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice of the Annual Meeting provided for in this Bylaw, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this Bylaw as to such nomination or business. For the avoidance of doubt, the foregoing clause (ii) shall be the exclusive means for a stockholder to bring nominations or business properly before an Annual Meeting (other than matters properly brought under Rule 14a-8 (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and such stockholder must comply with the notice and other procedures set forth in Article I, Section 2(a)(2), (3) and (4) of this Bylaw to bring such nominations or business properly before an Annual Meeting. In addition to the other requirements set forth in this Bylaw, for any proposal of business to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under Delaware law.

(2)           For nominations or other business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (ii) of Article I, Section 2(a)(1) of this Bylaw, the stockholder must (i) have given Timely Notice (as defined below) thereof in writing to the Secretary of the Corporation, (ii) have provided any updates or supplements to such notice at the times and in the forms required by this Bylaw and (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by this Bylaw. To be timely, a stockholder’s written notice must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s Annual Meeting; provided, however, that in the event the Annual Meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no Annual Meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). Such stockholder’s Timely Notice shall set forth or include:

(A)           as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of the Corporation that are held of record or are beneficially owned by the nominee or their affiliates or associates and any Synthetic Equity Interest (as defined below) held or beneficially owned by the nominee or their affiliates or associates, (iv) a description of all arrangements or understandings between or among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or concerning the nominee’s potential service on the Board of Directors, (v) a questionnaire with respect to the background and qualifications of the nominee completed by the nominee in the form provided by the Corporation (which questionnaire shall be provided by the Secretary upon written request), (vi) a representation and agreement in the form provided by the Corporation (which form shall be provided by the Secretary upon written request) that: (a) such proposed nominee is not and will not become party to any agreement, arrangement or understanding with any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation; (b) such proposed nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director that has not been disclosed to the Corporation; (c) such proposed nominee would, if elected as a director, comply with all applicable rules and regulations of the exchanges upon which shares of the Corporation’s capital stock trade, each of the Corporation’s corporate governance, ethics, conflict of interest, confidentiality, stock ownership and trading policies and guidelines applicable generally to the Corporation’s directors and, if elected as a director of the Corporation, such person currently would be in compliance with any such policies and guidelines that have been publicly disclosed; (d) such proposed nominee intends to serve as a director for the full term for which he or she is to stand for election; and (e) such proposed nominee will promptly provide to the Corporation such other information as it may reasonably request; and (vii) any other information relating to such proposed nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

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(B)           as to any other business that the stockholder proposes to bring before the meeting: a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, the text, if any, of any resolutions or Bylaw amendment proposed for adoption, and any material interest in such business of each Proposing Person (as defined below);

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(C)           (i) the name and address of the stockholder giving the notice, as they appear on the Corporation’s books, and the names and addresses of the other Proposing Persons (if any) and (ii), as to each Proposing Person, the following information: (a) the class or series and number of all shares of capital stock of the Corporation that are, directly or indirectly, owned beneficially or of record by such Proposing Person or any of their affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), including any shares of any class or series of capital stock of the Corporation as to which such Proposing Person or any of their affiliates or associates has a right to acquire beneficial ownership at any time in the future (whether or not such right is exercisable immediately or only after the passage of time or upon the satisfaction of any conditions or both) pursuant to any agreement, arrangement or understanding (whether or not in writing), (b) all Synthetic Equity Interests (as defined below) in which such Proposing Person or any of their affiliates or associates, directly or indirectly, holds an interest including a description of the material terms of each such Synthetic Equity Interest, including without limitation, identification of the counterparty to each such Synthetic Equity Interest and disclosure, for each such Synthetic Equity Interest, as to (1) whether or not such Synthetic Equity Interest conveys any voting rights, directly or indirectly, in such shares to such Proposing Person or any of their affiliates or associates, (2) whether or not such Synthetic Equity Interest is required to be, or is capable of being, settled through delivery of such shares and (3) whether or not such Proposing Person, any of their affiliates or associates and/or, to the extent known, the counterparty to such Synthetic Equity Interest has entered into other transactions that hedge or mitigate the economic effect of such Synthetic Equity Interest, (c) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person or any of their affiliates or associates has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation, (d) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such Proposing Person or any of their affiliates or associates that are separated or separable from the underlying shares of the Corporation, (e) any performance-related fees (other than an asset-based fee) to which such Proposing Person or any of their affiliates or associates, directly or indirectly, is entitled to receive based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation, or any Synthetic Equity Interests, (f)(1) if such Proposing Person is not a natural person, the identity of the natural person or persons associated with such Proposing Person responsible for (i) the formulation of and decision to propose the director nomination or business to be brought before the meeting and (ii) making voting and investment decisions on behalf of the Proposing Person (irrespective of whether such person or persons have “beneficial ownership” for purposes of Rule 13d-3 of the Exchange Act of any securities owned of record or beneficially by the Proposing Person) (such person or persons, the “Responsible Person”), the manner in which such Responsible Person was selected, any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person and, the qualifications and background of such Responsible Person or (2) if such Proposing Person is a natural person, the qualifications and background of such natural person, (g) any equity interests or any Synthetic Equity Interests in any principal competitor of the Corporation beneficially owned by such Proposing Person or any of their affiliates or associates, (h) any direct or indirect interest of such Proposing Person or any of their affiliates or associates in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, without limitation, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (i) any pending or threatened litigation in which such Proposing Person or any of their affiliates or associates is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (j) any material transaction occurring during the prior twelve months between such Proposing Person or any of their affiliates or associates, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, and (k) any other information relating to such Proposing Person or any of their affiliates or associates that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (a) through (k) are referred to, collectively, as “Material Ownership Interests”); provided, however, that the Material Ownership Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder of record directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;

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(D)           (i) a description of all agreements, arrangements or understandings to which any Proposing Person or any of their affiliates or associates is a party (whether the counterparty or counterparties are a Proposing Person or any affiliate or associate thereof, on the one hand, or one or more other third parties, on the other hand, (including any proposed nominee(s)) (a) pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders or (b) entered into for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (ii) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such nominations or other business proposal(s) and, to the extent known, the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s); and

(E)           a statement (i) that the stockholder is a holder of record of capital stock of the Corporation entitled to vote at such meeting, a representation that such stockholder intends to appear in person or by proxy at the meeting to propose such business or nominees and an acknowledgement that, if such stockholder (or a qualified representative of such stockholder) does not appear to present such business or proposed nominees, as applicable, at such meeting, the Corporation need not present such business or proposed nominees for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation, (ii) whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, (a) will deliver a proxy statement and form of proxy to holders of, in the case of a business proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to approve the proposal or, in the case of a nomination or nominations, at least 67 percent of the voting power of all of the shares of capital stock of the Corporation entitled to vote on the election of directors or (b) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, as applicable, (iii) providing a representation as to whether or not such Proposing Person intends to solicit proxies in support of director nominees other than the Corporation’s director nominees in accordance with Rule 14a-19 promulgated under the Exchange Act, and (iv) that the stockholder will provide any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (such statement, the “Solicitation Statement”).

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For purposes of this Article I, the term “Proposing Person” shall mean the following persons: (i) the stockholder of record providing the notice of nominations or business proposed to be brought before a stockholders’ meeting and (ii) the beneficial owner(s), if different, on whose behalf the nominations or business proposed to be brought before a stockholders’ meeting is made. For purposes of this Section 2, the term “Synthetic Equity Interest” shall mean any transaction, agreement or arrangement (or series of transactions, agreements or arrangements), including, without limitation, any derivative, swap, hedge, repurchase or so-called “stock borrowing” or securities lending agreement or arrangement, the purpose or effect of which is to, directly or indirectly: (a) give a person or entity economic benefit and/or risk similar to ownership of shares of any class or series of capital stock of the Corporation, in whole or in part, including due to the fact that such transaction, agreement or arrangement provides, directly or indirectly, the opportunity to profit, or share in any profit, or avoid a loss from any increase or decrease in the value of any shares of any class or series of capital stock of the Corporation, (b) mitigate loss to, reduce the economic risk of, or manage the risk of share price changes for, any person or entity with respect to any shares of any class or series of capital stock of the Corporation, (c) otherwise provide in any manner the opportunity to profit, or share in any profit, or avoid a loss from any decrease in the value of any shares of any class or series of capital stock of the Corporation, or (d) increase or decrease the voting power of any person or entity with respect to any shares of any class or series of capital stock of the Corporation.

(3)           A stockholder providing Timely Notice of nominations or business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information (including, without limitation, the Material Ownership Interests information) provided or required to be provided in such notice pursuant to this Bylaw shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to such Annual Meeting, and such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the fifth (5th) business day after the record date for the Annual Meeting (in the case of the update and supplement required to be made as of the record date), and not later than the close of business on the eighth (8th) business day prior to the date of the Annual Meeting (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting). For the avoidance of doubt, the obligation to update as set forth in this Section 2(a)(3) shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder, or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or nomination or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of the stockholders. Notwithstanding the foregoing, if a Proposing Person no longer plans to solicit proxies in accordance with its representation pursuant to Article I, Section 2(a)(2)(E), such Proposing Person shall inform the Corporation of this change by delivering a written notice to the Secretary at the principal executive offices of the Corporation no later than two (2) business days after making the determination not to proceed with a solicitation of proxies. A Proposing Person shall also update its notice so that the information required by Article I, Section 2(a)(2)(C) is current through the date of the meeting or any adjournment, postponement, or rescheduling thereof, and such update shall be delivered in writing to the secretary at the principal executive offices of the Corporation no later than two (2) business days after the occurrence of any material change to the information previously disclosed pursuant to Article I, Section 2(a)(2)(C).

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(4)           Notwithstanding anything in the second sentence of Article I, Section 2(a)(2) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with the second sentence of Article I, Section 2(a)(2), a stockholder’s notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b)           General.

(1)           Only such persons who are nominated in accordance with the provisions of this Bylaw shall be eligible for election and to serve as directors, and only such business shall be conducted at an Annual Meeting as shall have been brought before the meeting in accordance with the provisions of this Bylaw or in accordance with Rule 14a-8 under the Exchange Act. The Board of Directors or a designated committee thereof shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the provisions of this Bylaw. If neither the Board of Directors nor such designated committee makes a determination as to whether any stockholder proposal or nomination was made in accordance with the provisions of this Bylaw, the presiding officer of the Annual Meeting shall have the power and duty to determine whether the stockholder proposal or nomination was made in accordance with the provisions of this Bylaw. If the Board of Directors or a designated committee thereof or the presiding officer, as applicable, determines that any stockholder proposal or nomination was not made in accordance with the provisions of this Bylaw, such proposal or nomination shall be disregarded and shall not be presented for action at the Annual Meeting.

(2)           Except as otherwise required by law, nothing in this Article I, Section 2 shall obligate the Corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for director or any other matter of business submitted by a stockholder.

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(3)           Notwithstanding the foregoing provisions of this Article I, Section 2, if the nominating or proposing stockholder (or a qualified representative of the stockholder) does not appear at the Annual Meeting to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Article I, Section 2, to be considered a qualified representative of the proposing stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders, and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, to the presiding officer at the meeting of stockholders.

(4)           For purposes of this Bylaw, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(5)           Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder, including, but not limited to, Rule 14a-19 of the Exchange Act, with respect to the matters set forth in this Bylaw. If a stockholder fails to comply with any applicable requirements of the Exchange Act, including, but not limited to, Rule 14a-19 promulgated thereunder, such stockholder’s proposed nomination or proposed business shall be deemed to have not been made in compliance with this Bylaw and shall be disregarded.

(6)           Further notwithstanding the foregoing provisions of this Bylaw, unless otherwise required by law, (i) no Proposing Person shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such Proposing Person has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder with timely notice, and (ii) if any Proposing Person (A) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, (B) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notices required thereunder with timely notice, and (C) no other Proposing Person has provided notice pursuant to, and in compliance with, Rule 14a-19 under the Exchange Act that it intends to solicit proxies in support of the election of such proposed nominee in accordance with Rule 14a-19(b) under the Exchange Act, then such proposed nominee shall be disqualified from nomination, the Corporation shall disregard the nomination of such proposed nominee and no vote on the election of such proposed nominee shall occur. Upon request by the Corporation, if any Proposing Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such Proposing Person shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting date, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

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(7)           The number of nominees a stockholder may nominate for election at the Annual Meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the Annual Meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such Annual Meeting.

SECTION 3.           Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by or at the direction of the Board of Directors. The Board of Directors may postpone or reschedule any previously scheduled special meeting of stockholders. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation. Nominations of persons for election to the Board of Directors and stockholder proposals of other business shall not be brought before a special meeting of stockholders to be considered by the stockholders unless such special meeting is held in lieu of an annual meeting of stockholders in accordance with Article I, Section 1 of these Bylaws, in which case such special meeting in lieu thereof shall be deemed an Annual Meeting for purposes of these Bylaws and the provisions of Article I, Section 2 of these Bylaws shall govern such special meeting.

SECTION 4.           Notice of Meetings; Adjournments.

(a)           A notice of each Annual Meeting stating the hour, date and place, if any, of such Annual Meeting and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than ten (10) days nor more than sixty (60) days before the Annual Meeting, to each stockholder entitled to vote thereat by delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation’s stock transfer books. Without limiting the manner by which notice may otherwise be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

(b)           Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

(c)           Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a waiver of notice is executed, or waiver of notice by electronic transmission is provided, before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

(d)           The Board of Directors may postpone and reschedule or cancel any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 2 of this Article I or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder’s notice under this Article I.

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(e)           When any meeting is convened, the presiding officer or the stockholders present or represented by proxy at such meeting may adjourn the meeting from time to time for any reason, regardless of whether a quorum is present, to reconvene at any other time and at any place at which a meeting of stockholders may be held under these Bylaws. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with this Section 4; provided, however, that if the adjournment is for more than thirty (30) days from the meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Certificate of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the “Certificate”) or these Bylaws, is entitled to such notice.

SECTION 5.           Quorum. Except as otherwise provided by law, the certificate of incorporation or these Bylaws, at each meeting of stockholders, the presence in person or by remote communication, if applicable, or represented by proxy, of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 4 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 6.           Voting and Proxies.

(a)           The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section Article IV, Section 5 of these Bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Corporation as of the record date, unless otherwise provided by law or by the Certificate. Stockholders may vote either (i) in person, (ii) by written proxy or (iii) by a transmission permitted by Section 212(c) of the DGCL. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by Section 212(c) of the DGCL may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them. In the event the Corporation receives proxies for disqualified or withdrawn nominees for the Board of Directors, such votes for such disqualified or withdrawn nominees in the proxies will be treated as abstentions.

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(b)           Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

SECTION 7.           Action at Meeting. When a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by law, by the Certificate or by these Bylaws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors.

SECTION 8.           Stockholder Lists. The Corporation shall prepare, no later than the tenth (10th) day before each Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date in the manner provided by law.

SECTION 9.           Conduct of Meeting. The Board of Directors may adopt by resolution such rules, regulations, and procedures for the conduct of any meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with rules, regulations, and procedures adopted by the Board of Directors, the chair of the meeting shall have the right to prescribe such rules, regulations, and procedures and to do all such acts, as, in the judgment of such chair, are necessary, appropriate, or convenient for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or the chair of the meeting, may include, without limitation, the following: (a) the establishment of an agenda for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present at the meeting; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies, or such other persons as the chair of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; (e) the determination of the circumstances in which any person may make a statement or ask questions and limitations on the time allotted to questions or comments; (f) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (g) the exclusion or removal of any stockholders or any other individual who refuses to comply with meeting rules, regulations, or procedures; (h) restrictions on the use of audio and video recording devices, cell phones, and other electronic devices; (i) rules, regulations, and procedures for compliance with any federal, state, or local laws or regulations (including those concerning safety, health, or security); (j) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting; and (k) rules, regulations, or procedures regarding the participation by means of remote communication of stockholders and proxy holders not physically present at a meeting, whether such meeting is to be held at a designated place or solely by means of remote communication. Unless and to the extent determined by the Board of Directors or the chair of the meeting, the chair of the meeting shall not be obligated to adopt or follow any technical, formal, or parliamentary rules or principles of procedure.

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SECTION 10.         Inspectors of Elections. The Corporation shall, in advance of any meeting of stockholders, appoint one or three inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the DGCL, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

ARTICLE II

Directors

SECTION 1.           Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by the Certificate or required by law.

SECTION 2.           Number and Terms. The number of directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors, provided the Board of Directors shall consist of at least one (1) member. The directors shall hold office in the manner provided in the Certificate.

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SECTION 3.           Qualification. No director need be a stockholder of the Corporation.

SECTION 4.           Vacancies. Vacancies in the Board of Directors shall be filled in the manner provided in the Certificate.

SECTION 5.           Removal. Directors may be removed from office only in the manner provided in the Certificate and applicable law.

SECTION 6.           Resignation. A director may resign at any time by electronic transmission or by giving written notice to the Chairperson of the Board, if one is elected, the President or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 7.           Regular Meetings. Regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine and publicize by means of reasonable notice given to any director who is not present at the meeting at which such resolution is adopted.

SECTION 8.           Special Meetings. Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of a majority of the directors, the Chairperson of the Board, if one is elected, or the President. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

SECTION 9.           Notice of Meetings. Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairperson of the Board, if one is elected, or the President or such other officer designated by the Chairperson of the Board, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least forty-eight (48) hours in advance of the meeting provided, however, that if the Chairperson of the Board or the President determines that it is otherwise necessary or advisable to hold the meeting sooner, then the Chairperson of the Board or the President, as the case may be, may prescribe a shorter time period for notice to be given personally or by telephone, facsimile, electronic mail or other similar means of communication. Such notice shall be deemed to be delivered when hand-delivered to such address; read to such director by telephone; deposited in the mail so addressed, with postage thereon prepaid, if mailed; or dispatched or transmitted if sent by facsimile transmission or by electronic mail or other form of electronic communications. A written waiver of notice signed or electronically transmitted before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Certificate or by these Bylaws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

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SECTION 10.         Quorum. At any meeting of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. Any business that might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this Section 10, the total number of directors includes any unfilled vacancies on the Board of Directors.

SECTION 11.         Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of the directors present shall constitute action by the Board of Directors, unless otherwise required by law, by the Certificate or by these Bylaws.

SECTION 12.         Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the records of the meetings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall be treated as a resolution of the Board of Directors for all purposes.

SECTION 13.         Manner of Participation. Directors may participate in meetings of the Board of Directors by means of video conference, conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these Bylaws.

SECTION 14.         Presiding Director. The Board of Directors shall designate a representative to preside over all meetings of the Board of Directors, provided that if the Board of Directors does not so designate such a presiding director or such designated presiding director is unable to so preside or is absent, then the Chairperson of the Board, if one is elected, shall preside over all meetings of the Board of Directors. If both the designated presiding director, if one is so designated, and the Chairperson of the Board, if one is elected, are unable to preside or are absent, the Board of Directors shall designate an alternate representative to preside over a meeting of the Board of Directors.

SECTION 15.         Committees. The Board of Directors, by vote of a majority of the directors then in office, may elect one or more committees, including, without limitation, a Compensation Committee, a Nominating & Corporate Governance Committee and an Audit Committee, and may delegate thereto some or all of its powers to such committee(s) except those which by law, by the Certificate or by these Bylaws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these Bylaws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors. The Corporation elects to be governed by the provisions of Section 141(c)(2) of the DGCL.

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SECTION 16.         Compensation of Directors. Directors shall receive such compensation for their services as shall be determined by a majority of the Board of Directors, or a designated committee thereof, provided that directors who are serving the Corporation as employees shall not receive any salary or other compensation for their services as directors of the Corporation.

ARTICLE III

Officers

SECTION 1.           Enumeration. The officers of the Corporation shall consist of a President, a Treasurer, a Secretary and such other officers, including, without limitation, a Chairperson of the Board, a Chief Executive Officer and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine. Any number of offices may be held by the same person. The salaries and other compensation of the officers of the Corporation will be fixed by or in the manner designated by the Board of Directors or a committee thereof to which the Board of Directors has delegated such responsibility.

SECTION 2.           Election. The Board of Directors shall elect the President, the Treasurer and the Secretary. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.

SECTION 3.           Qualification. No officer need be a stockholder or a director.

SECTION 4.           Tenure. Except as otherwise provided by the Certificate or by these Bylaws, each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

SECTION 5.           Resignation and Removal. Any officer may resign by delivering his or her written or electronically transmitted resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt, unless the resignation otherwise provides. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party. Except as otherwise provided by law or by resolution of the Board of Directors, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the directors then in office. Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his or her resignation or removal, or any right to damages on account of such removal, whether his or her compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the Corporation.

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SECTION 6.           Absence or Disability. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

SECTION 7.           Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

SECTION 8.           President. The President shall, subject to the direction of the Board of Directors, have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 9.           Chairperson of the Board. The Chairperson of the Board, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 10.         Chief Executive Officer. The Chief Executive Officer, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate. The Chief Executive Officer shall preside as the chair of the meeting at all meetings of the stockholders; provided that if there is no Chief Executive Officer or the Chief Executive Officer is unable to so preside or is absent, then a director or officer chosen by resolution of the Board of Directors shall act as Chairperson at all meetings of stockholders.

SECTION 11.         Vice Presidents and Assistant Vice Presidents. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 12.         Treasurer and Assistant Treasurers. The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

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SECTION 13.         Secretary and Assistant Secretaries. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board of Directors) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities. Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 14.         Other Powers and Duties. Subject to these Bylaws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors or the Chief Executive Officer.

SECTION 15.         Representation of Shares of Other Corporations. The Chairperson of the Board, the President, any Vice President, the Treasurer, the Secretary or Assistant Secretary of this Corporation, or any other person authorized by the Board of Directors or the President or a Vice President, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all securities of any other entity or entities standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

ARTICLE IV

Capital Stock

SECTION 1.           Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by any two authorized officers of the Corporation. The Corporation seal and the signatures by the Corporation’s officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law. Notwithstanding anything to the contrary provided in these Bylaws, the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares (except that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation), and by the approval and adoption of these Bylaws the Board of Directors has determined that all classes or series of the Corporation’s stock may be uncertificated, whether upon original issuance, re-issuance, or subsequent transfer.

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SECTION 2.           Transfers. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock that are represented by a certificate may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require. Shares of stock that are not represented by a certificate may be transferred on the books of the Corporation by submitting to the Corporation or its transfer agent such evidence of transfer and following such other procedures as the Corporation or its transfer agent may require.

SECTION 3.           Stock Transfer Agreements. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

SECTION 4.           Record Holders. Except as may otherwise be required by law, by the Certificate or by these Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws.

SECTION 5.           Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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SECTION 6.           Replacement of Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock of the Corporation, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.

ARTICLE V

Indemnification

SECTION 1.           Definitions. For purposes of this Article V:

(a)           “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation, (iii) as a Non-Officer Employee of the Corporation, or (iv) as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, foundation, association, organization or other legal entity which such person is or was serving at the request of the Corporation. For purposes of this Section 1(a), a Director, Officer or Non-Officer Employee of the Corporation who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the Corporation. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person’s activities prior to said transaction, unless specifically authorized by the Board of Directors or the stockholders of the Corporation;

(b)           “Director” means any person who serves or has served the Corporation as a director on the Board of Directors of the Corporation;

(c)           “Disinterested Director” means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;

(d)           “Expenses” means all attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

(e)           “Liabilities” means judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement;

(f)            “Non-Officer Employee” means any person who serves or has served as an employee or agent of the Corporation, but who is not or was not a Director or Officer;

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(g)           “Officer” means any person who serves or has served the Corporation as an officer of the Corporation appointed by the Board of Directors of the Corporation;

(h)           “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative; and

(i)             “Subsidiary” means any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (A) fifty percent (50%) or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (B) fifty percent (50%) or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.

SECTION 2.           Indemnification of Directors and Officers.

(a)           Subject to the operation of Section 4 of this Article V, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), and to the extent authorized in this Section 2.

(1)           Actions, Suits and Proceedings Other than By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses and Liabilities that are incurred or paid by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein (other than an action by or in the right of the Corporation), which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(2)           Actions, Suits and Proceedings By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses that are incurred by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein by or in the right of the Corporation, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made under this Section 2(a)(2) in respect of any claim, issue or matter as to which such Director or Officer shall have been finally adjudged by a court of competent jurisdiction to be liable to the Corporation, unless, and only to the extent that, the Court of Chancery of the State of Delaware or another court in which such Proceeding was brought shall determine upon application that, despite adjudication of liability, but in view of all the circumstances of the case, such Director or Officer is fairly and reasonably entitled to indemnification for such Expenses that such court deems proper.

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(3)           Survival of Rights. The rights of indemnification provided by this Section 2 shall continue as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives.

(4)           Actions by Directors or Officers. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding (including any parts of such Proceeding not initiated by such Director or Officer) was authorized in advance by the Board of Directors, unless such Proceeding was brought to enforce such Officer’s or Director’s rights to indemnification or, in the case of Directors, advancement of Expenses under these Bylaws in accordance with the provisions set forth herein.

SECTION 3.           Indemnification of Non-Officer Employees. Subject to the operation of Section 4 of this Article V, each Non-Officer Employee may, in the discretion of the Board of Directors, be indemnified by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against any or all Expenses and Liabilities that are incurred by such Non-Officer Employee or on such Non-Officer Employee’s behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee’s Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized in advance by the Board of Directors.

SECTION 4.           Determination. Unless ordered by a court, no indemnification shall be provided pursuant to this Article V to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) a committee comprised of Disinterested Directors, such committee having been designated by a majority vote of the Disinterested Directors (even though less than a quorum), (c) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so directs, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

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SECTION 5.           Advancement of Expenses to Directors Prior to Final Disposition.

(a)           The Corporation shall advance all Expenses incurred by or on behalf of any Director in connection with any Proceeding in which such Director is involved by reason of such Director’s Corporate Status within thirty (30) days after the receipt by the Corporation of a written statement from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director and shall be preceded or accompanied by an undertaking by or on behalf of such Director to repay any Expenses so advanced if it shall ultimately be determined that such Director is not entitled to be indemnified against such Expenses. Notwithstanding the foregoing, the Corporation shall advance all Expenses incurred by or on behalf of any Director seeking advancement of expenses hereunder in connection with a Proceeding initiated by such Director only if such Proceeding (including any parts of such Proceeding not initiated by such Director) was (i) authorized by the Board of Directors, or (ii) brought to enforce such Director’s rights to indemnification or advancement of Expenses under these Bylaws.

(b)           If a claim for advancement of Expenses hereunder by a Director is not paid in full by the Corporation within thirty (30) days after receipt by the Corporation of documentation of Expenses and the required undertaking, such Director may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, such Director shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such advancement of Expenses under this Article V shall not be a defense to an action brought by a Director for recovery of the unpaid amount of an advancement claim and shall not create a presumption that such advancement is not permissible. The burden of proving that a Director is not entitled to an advancement of expenses shall be on the Corporation.

(c)           In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Director has not met any applicable standard for indemnification set forth in the DGCL.

SECTION 6.           Advancement of Expenses to Officers and Non-Officer Employees Prior to Final Disposition.

(a)           The Corporation may, at the discretion of the Board of Directors, advance any or all Expenses incurred by or on behalf of any Officer or any Non-Officer Employee in connection with any Proceeding in which such person is involved by reason of his or her Corporate Status as an Officer or Non-Officer Employee upon the receipt by the Corporation of a statement or statements from such Officer or Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Officer or Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such person to repay any Expenses so advanced if it shall ultimately be determined that such Officer or Non-Officer Employee is not entitled to be indemnified against such Expenses.

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(b)           In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Officer or Non-Officer Employee has not met any applicable standard for indemnification set forth in the DGCL.

SECTION 7.           Contractual Nature of Rights.

(a)           The provisions of this Article V shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article V is in effect, in consideration of such person’s past or current and any future performance of services for the Corporation. Neither amendment, repeal or modification of any provision of this Article V nor the adoption of any provision of the Certificate inconsistent with this Article V shall eliminate or reduce any right conferred by this Article V in respect of any act or omission occurring, or any cause of action or claim that accrues or arises or any state of facts existing, at the time of or before such amendment, repeal, modification or adoption of an inconsistent provision (even in the case of a proceeding based on such a state of facts that is commenced after such time), and all rights to indemnification and advancement of Expenses granted herein or arising out of any act or omission shall vest at the time of the act or omission in question, regardless of when or if any proceeding with respect to such act or omission is commenced. The rights to indemnification and to advancement of expenses provided by, or granted pursuant to, this Article V shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributes of such person.

(b)           If a claim for indemnification hereunder by a Director or Officer is not paid in full by the Corporation within sixty (60) days after receipt by the Corporation of a written claim for indemnification, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification under this Article V shall not be a defense to an action brought by a Director or Officer for recovery of the unpaid amount of an indemnification claim and shall not create a presumption that such indemnification is not permissible. The burden of proving that a Director or Officer is not entitled to indemnification shall be on the Corporation.

(c)           In any suit brought by a Director or Officer to enforce a right to indemnification hereunder, it shall be a defense that such Director or Officer has not met any applicable standard for indemnification set forth in the DGCL.

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SECTION 8.           Non-Exclusivity of Rights. The rights to indemnification and to advancement of Expenses set forth in this Article V shall not be exclusive of any other right that any Director, Officer, or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Certificate or these Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise.

SECTION 9.           Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article V.

SECTION 10.         Other Indemnification. The Corporation’s obligation, if any, to indemnify or provide advancement of Expenses to any person under this Article V as a result of such person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount such person may collect as indemnification or advancement of Expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or enterprise (the “Primary Indemnitor”). Any indemnification or advancement of Expenses under this Article V owed by the Corporation as a result of a person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall only be in excess of, and shall be secondary to, the indemnification or advancement of Expenses available from the applicable Primary Indemnitor(s) and any applicable insurance policies.

SECTION 11.         Savings Clause. If this Article V or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974, as amended) and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article V that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE VI

Miscellaneous Provisions

SECTION 1.           Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

SECTION 2.           Seal. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

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SECTION 3.           Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by the Chairperson of the Board, if one is elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors or the executive committee of the Board of Directors may authorize.

SECTION 4.           Voting of Securities. Unless the Board of Directors otherwise provides, the Chairperson of the Board, if one is elected, the President or the Treasurer may waive notice of, and act on behalf of the Corporation, or appoint another person or persons to act as proxy or attorney in fact for the Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or stockholders of any other corporation or organization, any of whose securities are held by the Corporation.

SECTION 5.           Resident Agent. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

SECTION 6.           Corporate Records. The original or attested copies of the Certificate, Bylaws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at an office of its counsel, at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

SECTION 7.           Certificate. All references in these Bylaws to the Certificate shall be deemed to refer to the Certificate, as amended and/or restated and in effect from time to time.

SECTION 8.           Exclusive Jurisdiction of Delaware Courts or the United States Federal District Courts. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of, or a claim based on, a breach of a fiduciary duty owed by any current or former director, officer or other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Certificate or these Bylaws (including the interpretation, validity or enforceability thereof) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine; provided, however, that this sentence will not apply to any causes of action arising under the Securities Act of 1933, as amended, or the Exchange Act, or to any claim for which the federal courts have exclusive jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, the Exchange Act, or the respective rules and regulations promulgated thereunder. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 8.

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SECTION 9.           Amendment of Bylaws.

(a)           Amendment by Directors. Except as provided otherwise by law, these Bylaws may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the directors then in office.

(b)           Amendment by Stockholders. Except as otherwise provided herein, the Bylaws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.

SECTION 10.          Notices. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

SECTION 11.         Waivers. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in such a waiver.

Adopted ___________, ____ and effective as of ___________, ____.

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Vivani

P.O. BOX 8016, CARY, NC 27512-9903

Vivani Medical, Inc.
Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be held on June 15, 2023

For Stockholders of Record as of April 18, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, (including the proxy statement, our 2022 Annual Report on Form 10-K, this Notice and the Proxy Card) and to obtain directions to attend the meeting, go to: www.proxydocs.com/VANI.

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. You will not receive a paper or e-mail copy unless you make a request following the instructions below.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/VANI.

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 05, 2023.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/VANI	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Vivani Medical, Inc.

Meeting Type: Annual Meeting of Stockholders
Date: Thursday, June 15, 2023
Time: 10:00 AM, Pacific Time
Place: Annual Meeting to be held live via the Internet.
Please visit www.proxydocs.com/VANI for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/VANI

SEE REVERSE FOR FULL AGENDA

Vivani

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: **www.proxypush.com/VANI**
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

PHONE Call **1-866-230-8570**
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

You must register to attend the meeting online and/or participate at www.proxydocs.com/VANI

Vivani Medical, Inc.

Annual Meeting of Stockholders

For stockholders of record as of April 18, 2023

TIME: Thursday, June 15, 2023 10:00 AM, Pacific Time
PLACE: Annual Meeting to be held live via the Internet.
Please visit www.proxydocs.com/VANI for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Adam Mendelsohn and Brigid Makes (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Vivani Medical, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Please mark vote as indicated in this example ☒

PROPOSAL	FOR	WITHHOLD
1. To elect the five directors from the nominees named in the accompanying proxy statement to hold office for the ensuing year and until their successors are duly elected and qualified;		
To vote for all directors in this section mark here:	☐	☐
1.01 Gregg Williams	☐	☐
1.02 Aaron Mendelsohn	☐	☐
1.03 Dean Baker	☐	☐
1.04 Alexandra Larson	☐	☐
1.05 Adam Mendelsohn, Ph.D.	☐	☐

Vivani Medical, Inc. proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the nominees in their sole discretion. If you wish to cumulate your votes, please mark here and write in your instructions on the reverse side. ☐

You must register to attend the meeting online and/or participate at www.proxydocs.com/VANI

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date ____________

Signature (if held jointly) ____________ Date ____________